UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2010

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL

■	GOLDMAN SACHS MUNICIPAL INCOME

■	GOLDMAN SACHS SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	5
Schedules of Investments	20
Financial Statements	72
Notes to the Financial Statements	76
Financial Highlights	90
Report of Independent Registered Public Accounting Firm	96
Other Information	97

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectuses.

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states or specific types of municipal securities), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market rallied during the 12 months ended March 31, 2010 (the “Reporting Period”). As prices rose, municipal bonds, as measured by the Barclays Capital Aggregate Municipal Bond Index, outperformed the taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. This outperformance was driven primarily by low supply conditions in the tax-exempt market and by shifting investor sentiment in favor of an economic recovery. However, in our opinion, there was growing concern that the municipal market’s continued fundamental challenges would become the media’s next big story.

Short-term interest rates fell during the Reporting Period as demand outpaced supply. Longer maturities were buoyed by the implementation of the Build America Bond (“BAB”) program, which was introduced as part of the federal government’s fiscal stimulus package. BABs are issued as taxable securities, providing states and municipalities access to the taxable bond market and potentially attracting the interest of non-traditional buyers, such as institutions and foreign investors. At the same time, issuers receive a 35% federal rebate on the interest they pay bondholders. BABs have been a very successful mode of debt issuance for issuers to date, resulting in savings to issuers of up to 100 basis points (or 1%). In other words, states and municipalities — which are grappling with budgetary shortfalls as a result of decreasing tax revenues — have been able to reduce their financing costs.

BAB issuance also resulted in a nearly one-to-one transfer of available supply from the tax-exempt market to the taxable market. The reduction in municipal supply during the Reporting Period bolstered prices and drove down yields. Remember, bond yields typically move in the opposite direction of bond prices. The municipal yield curve, or spectrum of maturities, flattened over the course of the Reporting Period, meaning the difference in yields between shorter-term and longer-term municipal securities narrowed. At the same time, however, the municipal yield curve remained steep relative to long-term averages.

High Yield Municipal Market

Lower quality bonds outperformed higher quality bonds during the Reporting Period, as spreads, or the difference in yields between securities, tightened across the credit spectrum. Indeed, while average high yield spreads tightened overall, it should be noted that spreads narrowed in some sectors and widened in others.

High yield municipal performance improved over the Reporting Period, as the selling pressure that began during the financial crisis began to moderate. Spreads between high yield and investment grade municipal bonds tightened, which we attribute to improved liquidity and investors’ growing risk appetite. However, spreads between high yield municipal bonds, represented by the Barclays Capital High Yield Municipal Index, and investment grade municipal bonds, as represented by the Barclays Capital Aggregate Municipal Bond Index, remained wide relative to the historic average of 2.59%,* ended the Reporting Period at 3.34%.

*	Source: Barclays Capital Inc.

MARKET OVERVIEW

Defaults within the high yield segment of the municipal market increased, but stayed low relative to other asset classes.

Looking Ahead

We expect the municipal bond market to continue its recovery during the months ahead. In our opinion, the municipal yield curve, which was steep at the end of the Reporting Period, should flatten during 2010. We also believe higher state tax rates and expiring federal tax cuts will lead to increased demand for tax-exempt securities across the yield curve.

We expect overall municipal supply to remain near record highs with approximately $400 billion in municipal bonds issued by calendar year-end 2010. Of that, we anticipate total taxable municipal issuance to be about $100 billion, leaving tax-exempt supply of approximately $300 billion, the lowest level since 2004. Because of the wide use of BABs, we expect a continued decrease in tax-exempt supply going forward over the near term. Furthermore, the BAB program, due to expire in 2011, is being considered by Congress for extension through 2013. The proposal, in its current form, would extend BABs until April 1, 2013 and would gradually lower the tax subsidy rate to 30% from the current rate of 35%.

In our opinion, decreasing tax-exempt supply and increasing investor demand should support continued positive returns, and thus we expect municipals may well outperform other fixed income asset classes through the end of 2010. Nevertheless, we believe individual security selection and research remain critical to navigating the municipal market. Most municipal bond sectors have weathered the U.S. economic slowdown without broad credit fundamental deterioration, a trend we expect may continue. Nevertheless, state and municipal governments face tough decisions. To balance their budgets, we believe many municipalities may have to cut spending and/or raise taxes and fees. We also believe state and local governments must be proactive with the federal stimulus dollars they receive. In our view, most will likely take appropriate action. Consequently, we do not anticipate widespread defaults, although there may be some scattered credit issues over the next several months.

High Yield Municipal Market

At the end of the Reporting Period, the spread between high yield and investment grade municipal bonds implied a default rate significantly higher than the market reality and greater than we anticipate in the near future. As liquidity continues to return to the market, we expect to see a process of “price discovery” and thus continued spread contraction across multiple sectors.

PORTFOLIO RESULTS

High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s performance and positioning for the twelve-month period ended March 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs High Yield Municipal Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 27.93%, 26.99%, 26.84% and 28.37%, respectively. These returns compare to the 20.61% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Composite is comprised of 40% of the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Capital High Yield Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 9.69% and 28.31%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual issue selection was the greatest contributor to the Fund’s relative performance during the Reporting Period. The Fund’s modest overweight on the long-term end of the yield curve, or spectrum of maturities, also enhanced performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from an overweighted position in airline municipal bonds, which outperformed largely as a result of improved conditions for the airline industry. Issue selection within special assessment credits was also advantageous. The special assessment sector outperformed as the credit fundamentals of individual deals improved.

The Fund’s position in tobacco municipal bonds and other corporate sectors detracted. The tobacco settlement revenue bond sector continued to be challenged by excise taxes. In addition, the Fund’s higher quality corporate bonds generally lagged the rally in lower quality municipal sectors.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund benefited from a modest overweight in the long-term end of the yield curve, or spectrum of maturities, specifically in 20- to 30-year maturities. This yield curve positioning strategy helped performance, as longer maturities outperformed shorter maturities during the Reporting Period. Because rates rallied, the Fund’s slightly long duration position compared to its benchmark indices also contributed positively to its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to tax-backed credits, such as general obligation bonds, appropriation-backed obligation bonds and sales-tax backed bonds. We reduced exposure to the special assessment sector.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	At the end of March 2010, the Fund was overweight tax-backed credits and hospital bonds and underweight pre-refunded municipal securities relative to the High Yield Municipal Composite.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Barclays Capital High Yield Municipal Bond Index.

FUND BASICS

High Yield Municipal Fund
as of March 31, 2010

PERFORMANCE REVIEW

		Barclays	Barclays
		Capital	Capital		30-Day
	Fund	High Yield	Aggregate	High Yield	Taxable	30-Day	30-Day
April 1, 2009–	Total Return	Municipal	Municipal	Municipal	Equivalent	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Composite[4]	Yield[5]	Net Yield[6]	Gross Yield[6]

Class A	27.93%	28.31%	9.69%	20.61%	8.08%	5.25%	5.25%
Class B	26.99	28.31	9.69	20.61	7.31	4.75	4.75
Class C	26.84	28.31	9.69	20.61	7.32	4.76	4.75
Institutional	28.37	28.31	9.69	20.61	9.00	5.85	5.84

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The High Yield Municipal Composite is comprised of the Barclay’s Capital Aggregate Municipal Bond Index (40%) and the Barclay’s Capital High Yield Municipal Bond Index (60%). The Fund’s Investment Adviser believes that this benchmark represents a better comparison against which to measure the Fund’s performance. It is not possible to invest directly in an index.
[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2010 federal income tax rate of 35%.
[6]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS7

For the period ended 3/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	22.17%	-1.00%	3.20%	4/3/00
Class B	21.73	-1.23	3.04	4/3/00
Class C	25.79	-0.85	2.89	4/3/00
Institutional	28.37	0.27	4.07	4/3/00

[7]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS8

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.93%
Class B	1.66	1.68
Class C	1.66	1.68
Institutional	0.57	0.59

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION9

Percentage of Net Assets

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
March 31, 2010

The following graph shows the value as of March 31, 2010, of a $10,000 investment made on April 3, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Capital Aggregate Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the High Yield Municipal Fund Composite Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B and Class C Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 3, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Since Inception

Class A (Commenced April 3, 2000)
Excluding sales charges	27.93%	–0.08%	3.68%
Including sales charges	22.17%	–1.00%	3.20%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	26.99%	–0.83%	3.04%
Including contingent deferred sales charges	21.73%	–1.23%	3.04%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	26.84%	–0.85%	2.89%
Including contingent deferred sales charges	25.79%	–0.85%	2.89%

Institutional Shares (Commenced April 3, 2000)	28.37%	0.27%	4.07%

PORTFOLIO RESULTS

Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s performance and positioning for the twelve-month period ended March 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Municipal Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 15.73%, 14.77%, 14.86%, 16.12% and 15.44%, respectively. These returns compare to the 9.69% cumulative total return of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s overweighted allocation to A-rated securities relative to the Barclays Index added to returns, as lower quality issues outperformed higher quality issues during the Reporting Period. An overweight in AAA-rated bonds provided some stability but detracted from overall performance. The Fund’s long duration position contributed positively to relative results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	An overweighted allocation to hospital bonds enhanced the Fund’s results, as that sector outperformed the Barclays Index during the Reporting Period. The Fund also benefited from an overweight in state general obligations (GO), especially California GO bonds which outperformed because of promising fundamentals and improving credit spreads.

The Fund was hampered by its exposure to pre-refunded municipal bonds. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	Because the municipal yield curve, or spectrum of maturities, steepened, the Fund’s slightly long duration position contributed to its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund was also overweighted the long-term end of the yield curve, specifically in bonds with maturities of 22 years or more. Such yield curve positioning added to the Fund’s results, as longer maturities outperformed shorter maturities during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	As the municipal yield curve steepened, we increased the Fund’s overweight in longer maturities. With the ratio between municipal bonds and agency/Treasury paper at historically rich levels, we reduced exposure to shorter maturity bonds.

Headline risk, or the possibility that a negative news story will cause a significant change in the value of an investment, prompted us to increase the Fund’s exposure to California GO bonds, as we saw what we believed to be an opportunity to buy these bonds at attractive prices. However, we sold the Fund’s California housing finance agency bonds during the Reporting Period because of the outlook for the issuer, which was later downgraded from AA to A by Standard & Poor’s Rating Service.

We modestly increased the Fund’s exposure to the land sector as well as to hospital bonds. We decreased the

PORTFOLIO RESULTS

Fund’s sizable allocation to pre-refunded bonds, taking profits as yields declined.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	At the end of March 2010, the Fund was overweight AAA-rated securities, hospital bonds and state GO bonds relative to the Barclays Index. The Fund was underweight AA-rated and BBB-rated bonds relative to the benchmark index and was positioned rather neutrally to the Barclays Index in A-rated and pre-refunded bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Barclays Index.

FUND BASICS

Municipal Income Fund
as of March 31, 2010

PERFORMANCE REVIEW

		Barclays Capital		30-Day	30-Day
April 1, 2009–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized	Standardized
March 31, 2010	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Net Yield[4]	Gross Yield[4]

Class A	15.73%	9.69%	5.57%	3.62%	3.60%
Class B	14.77	9.69	4.63	3.01	2.99
Class C	14.86	9.69	4.62	3.00	2.99
Institutional	16.12	9.69	6.31	4.10	4.08
Service	15.44	9.69	5.54	3.60	3.58

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2010 federal income tax rate of 35%.
[4]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	11.40%	2.49%	4.40%	4.58%	7/20/93
Class B	9.59	2.10	4.15	4.43	5/1/96
Class C	13.82	2.53	4.01	3.65	8/15/97
Institutional	16.12	3.66	5.19	4.82	8/15/97
Service	15.44	3.13	4.69	4.33	8/15/97

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.98%
Class B	1.63	1.73
Class C	1.63	1.73
Institutional	0.54	0.64
Service	1.04	1.14

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
March 31, 2010

The following graph shows the value as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced July 20, 1993)
Excluding sales charges	15.73%	3.28%	4.80%	4.81%
Including sales charges	11.40%	2.49%	4.40%	4.58%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.77%	2.51%	4.15%	4.43%
Including contingent deferred sales charges	9.59%	2.10%	4.15%	4.43%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.86%	2.53%	4.01%	3.65%
Including contingent deferred sales charges	13.82%	2.53%	4.01%	3.65%

Institutional Shares (Commenced August 15, 1997)	16.12%	3.66%	5.19%	4.82%

Service Shares (Commenced August 15, 1997)	15.44%	3.13%	4.69%	4.33%

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s performance and positioning for the twelve-month period ended March 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges of 4.09%, 3.47%, 3.31%, 4.44% and 4.01%, respectively. These returns compare to the 2.84% cumulative total return of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s overweighted position in A-rated securities relative to the Barclays Index added to returns, as lower quality issues outperformed higher quality issues during the Reporting Period. The Fund’s long duration position also contributed to relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	An overweighted allocation to hospital bonds enhanced the Fund’s results, as that sector outperformed the Barclays Index during the Reporting Period. The Fund also benefited from an overweight in agency securities, which provided higher after-tax yields than municipal bonds during some parts of the Reporting Period. The Fund’s underweight to transportation revenue bonds and electric revenue bonds also contributed to results. In addition, its exposure to tobacco and special sales tax bonds added value.

The Fund’s position was hampered by its exposure to pre-refunded municipal bonds. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s long duration position relative to the Barclays Index boosted its returns, as interest rates on municipal bonds with maturities of 15 years and longer rallied during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

As longer maturities outperformed shorter maturities during the Reporting Period, the Fund benefited from its yield curve positioning. The Fund was also barbelled relative to the Barclay’s Index. Barbelling balances investments in short-term maturities with investments in longer-term maturities. The Fund’s exposure to longer-term maturities contributed to relative returns. However, municipals with maturities of less than one year, which experienced a lesser amount of price appreciation, detracted from Fund results.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	As the municipal yield curve steepened, we increased the Fund’s overweight in longer maturities. With the ratio between municipal bonds and agency/Treasury paper at historically rich levels, we reduced the Fund’s exposure to shorter maturity bonds, purchasing government agency obligations to enhance tax efficiency.

Headline risk, or the possibility that a negative news story will cause a significant change in the value of an investment, prompted us to increase the Fund’s exposure to

PORTFOLIO RESULTS

California GO bonds and to BBB-rated bonds, as we saw what we believed to be an opportunity to buy these bonds at attractive prices. We reduced the Fund’s exposure to pre-refunded bonds during the Reporting Period, taking profits as yields declined.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2010?

A	At the end of March, the Fund was overweight hospital and state GO bonds as well as AA-rated and A-rated securities compared to the Barclays Index. The Fund was underweight pre-refunded bonds and AAA-rated bonds relative to the benchmark index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Barclays Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund
as of March 31, 2010

PERFORMANCE REVIEW

		Barclays Capital		30–Day	30–Day
April 1, 2009–	Fund Total Return	1–3 Year Municipal	30–Day Taxable	Standardized	Standardized
March. 31, 2010	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Net Yield[4]	Gross Yield[4]

Class A	4.09%	2.84%	2.02%	1.31%	1.28%
Class B	3.47	2.84	1.11	0.72	0.70
Class C	3.31	2.84	0.89	0.58	0.55
Institutional	4.44	2.84	2.57	1.67	1.64
Service	4.01	2.84	1.80	1.17	1.14

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2010 federal income tax rate of 35%.
[4]	The 30-Day Standardized Net Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Gross Yield is calculated in the same manner but does not reflect expense reductions.

STANDARDIZED AVERAGE ANNUAL RETURNS5

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.49%	2.96%	3.18%	3.28%	5/1/97
Class B	1.44	2.67	2.83	3.01	5/1/97
Class C	2.29	2.51	2.58	2.53	8/15/97
Institutional	4.44	3.65	3.74	3.88	10/1/92
Service	4.01	3.15	3.23	3.41	9/20/94

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum sales charge applicable to Class A Shares was 2%, which is not reflected in the average annual total return figures shown. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.85%
Class B	1.33	1.60
Class C	1.48	1.60
Institutional	0.39	0.51
Service	0.89	1.01

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary
March 31, 2010

The following graph shows the value as of March 31, 2010, of a $10,000 investment made on April 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2000 through March 31, 2010.

Average Annual Total Return through March 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	4.09%	3.28%	3.34%	3.40%
Including sales charges	2.49%	2.96%	3.18%	3.28%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	3.47%	2.67%	2.83%	3.01%
Including contingent deferred sales charges	1.44%	2.67%	2.83%	3.01%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.31%	2.51%	2.58%	2.53%
Including contingent deferred sales charges	2.29%	2.51%	2.58%	2.53%

Institutional Shares (Commenced October 1, 1992)	4.44%	3.65%	3.74%	3.88%

Service Shares (Commenced September 20, 1994)	4.01%	3.15%	3.23%	3.41%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 92.8%

Alabama – 2.4%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA/NR)(a)(b)(c)
$6,875,000	11.540%	11/03/16	$8,132,506
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
3,405,000	5.375	12/01/16	3,522,983
4,425,000	5.500	12/01/21	4,291,453
5,775,000	5.625	12/01/26	5,415,564
16,515,000	5.750	12/01/36	14,725,435
Birmingham Baptist Medical Centers Special Care Facilities Financing Authority RB for Baptist Health Systems, Inc. Series 2005 A (NR/Baa2)
8,440,000	5.000	11/15/30	7,252,492
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT) (BB-/NR)
5,000,000	5.750	09/01/28	4,585,450
Courtland Industrial Development Board Environmental Improvement RB Refunding for International Paper Co. Series 2003 B (AMT) (BBB/Baa3)
2,000,000	6.250	08/01/25	2,013,440
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,336,725
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
5,445,000	5.375	08/01/15	5,174,983
7,600,000	6.000	08/01/25	6,515,480
5,000,000	6.000	08/01/35	4,058,450
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-/NR)
14,465,000	5.250	06/01/37	12,430,208
University of Alabama at Birmingham Hospital RB Series 2006 A (A+/A1)
2,785,000	5.000	09/01/41	2,693,290

			88,148,459

Arizona – 2.7%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)(f)
44,070,000	1.290	02/02/15	40,764,750
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 C (NR/NR)(c)(f)
5,000,000	1.290	02/02/15	4,625,000
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 E (BBB-/Baa2)(c)
6,000,000	6.000	05/01/14	6,597,600
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	9,962,480

Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. New Mexico Palo Verde Project Series 2003 A (BB+/Baa3)
5,000,000	6.250	01/01/38	5,153,200
Navajo County Arizona Pollution Control Corp. PCRB Series 2009 D (BBB-/Baa2)(c)
6,600,000	5.750	06/01/16	6,873,108
Pima County IDA PCRB for Tucson Electric Power Co. San Juan Project Series 2009 A (BBB-/Baa3)
7,500,000	4.950	10/01/20	7,445,475
Pima County IDA RB for Tucson Electric Power Co. Project RMKT 01/12/10 Series 2008 B (BBB-/Baa3)
12,850,000	5.750	09/01/29	12,923,630
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
600,000	5.000	01/01/20	585,954
2,000,000	5.000	01/01/26	1,875,400
3,000,000	5.000	01/01/32	2,710,830
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	536,555
1,000,000	6.500	07/01/39	1,067,820

			101,121,802

Arkansas – 0.1%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (NR/Ba3)
4,215,000	5.600	10/01/26	3,866,546

California – 17.7%
Abag Finance Authority Non-profit Corporations RB for Sharp HealthCare Series 2009 B (A-/A3)
9,510,000	6.250	08/01/39	10,059,298
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/A1)(d)
1,600,000	0.000	08/01/26	602,032
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvement Project Series 1997 C (AGM) (AAA/Aa3)(d)
855,000	0.000	09/01/29	253,738
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AAA/Aa3)(d)
1,055,000	0.000	08/01/25	410,342
California County Tobacco Securitization Agency RB Asset Backed Bonds for Kern County Corp. Series 2002 B (BBB/NR)
185,000	6.000	06/01/29	179,657
California County Tobacco Securitization Agency RB Convertible Asset Backed Bonds for Los Angeles County Securitization Corp. Series 2006 (BBB+/Baa3)(d)(e)
6,070,000	0.000	06/01/28	4,909,355
4,990,000	0.000	06/01/36	3,835,963
California County Tobacco Securitization Agency RB Asset Backed Bonds Refunding for Sonoma County Corp. Series 2005 (BBB/NR)
5,935,000	5.250	06/01/45	4,173,255

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (A+/Aa3)
$5,000,000	5.250%	11/15/46	$4,677,150
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2008 A (A+/Aa3)
2,000,000	5.000	08/15/38	1,938,940
California Health Facilities Financing Authority RB for California-Nevada Methodist Homes Series 2006 (CA MTG INS) (A-/NR)
1,575,000	5.000	07/01/36	1,361,462
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
7,500,000	5.500	02/01/39	6,625,125
California Pollution Control Financing Authority Solid Waste Disposal PCRB for Waste Management, Inc. Series 2005 C (AMT) (BBB/NR)
9,250,000	5.125	11/01/23	9,298,655
California State Various Purpose GO Bonds Refunding Series 2009 (A-/Baa1)
5,000,000	5.500	11/01/34	5,003,450
California State Various Purpose GO Bonds Series 2009 (A-/Baa1)
10,000,000	6.500	04/01/33	10,953,800
California State Various Purpose GO Bonds Series 2005 (A-/Baa1)
5,000,000	5.000	08/01/35	4,648,750
California State Various Purpose GO Bonds Series 2007 (A-/Baa1)
10,000,000	5.000	06/01/32	9,409,200
44,020,000	5.000	06/01/37	40,699,131
9,830,000	5.000	11/01/37	9,083,805
3,315,000	5.000	12/01/37	3,107,415
California State Various Purpose GO Bonds Series 2008 (A-/Baa1)
15,000,000	5.000	04/01/38	13,834,650
California State Various Purpose GO Bonds Series 2010 (A-/Baa1)
6,000,000	5.500	03/01/40	5,982,180
California State Veterans GO Bonds Series 2006 CD (AMT) (AA-/Baa1)
30,000,000	4.600	12/01/32	25,423,200
California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC – First Republic Bank) (NR/NR)
26,500,000	6.000	12/01/11	26,912,870
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
7,500,000	5.500	11/01/38	5,896,125
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA INS) (AA/Aa2)
6,000,000	6.625	08/01/29	6,804,840

California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (BBB-/NR)(d)
35,000,000	0.000	06/01/46	1,225,350
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (A/NR)(d)
7,000,000	0.000	09/01/33	1,376,970
East Bay California Municipal Utility District Water System RB Rolls II R-11826-1 Series 2010 (AAA/NR)(a)(b)
13,335,000	11.322	12/01/17	15,417,260
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (BB/NR)(d)
388,285,000	0.000	06/01/47	14,281,122
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (BBB-/NR)(d)
307,000,000	0.000	06/01/47	9,796,370
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR FGIC) (AAA/Aa3)
9,500,000	5.000	06/01/35	9,080,480
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AAA/Aa3)
24,210,000	5.000	06/01/45	22,511,184
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (BBB+/Baa2)
46,570,000	5.000	06/01/45	39,957,526
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (FGIC) (BBB+/Baa2)
2,290,000	5.000	06/01/35	2,033,772
24,520,000	5.000	06/01/38	21,355,449
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BBB/Baa3)
7,250,000	5.125	06/01/47	4,611,000
37,330,000	5.750	06/01/47	26,289,279
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (A-/Baa2)
63,500,000	5.000	06/01/45	54,474,745
Hartnell Community College District GO Bonds Capital Appreciation for Election of 2002 Series 2009 D (AA-/A1)(d)
50,000,000	0.000	08/01/49	2,790,500
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B+/NR)(d)
101,195,000	0.000	06/01/36	9,383,812
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B+/NR)(d)
211,235,000	0.000	06/01/47	5,627,300

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
$360,660,000	0.000%	06/01/57	$3,639,059
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
1,435,000	5.050	09/01/30	1,141,255
690,000	5.050	09/01/35	522,620
Los Angeles County Sanitation Districts Financing Authority RB for Capital Projects District No. 20 Subseries 2007 A (AMBAC) (A/NR)
4,000,000	4.500	10/01/42	3,337,280
Los Angeles Department of Water & Power RB Power System Subseries 2007 A-1 (AGM-CR AMBAC) (AAA/Aa3)
13,500,000	5.000	07/01/37	13,920,390
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)
29,425,000	7.500	12/01/24	29,216,965
Los Angeles Unified School District GO Bonds Series 2009 F (AA-/Aa3)
2,000,000	5.000	01/01/34	2,021,980
Madera County COPS for Children’s Hospital Central California Series 2010 (A-/A3)
8,000,000	5.375	03/15/36	7,710,160
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(d)
1,330,000	0.000	08/01/27	435,415
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE FGIC) (A+/A2)(d)
1,000,000	0.000	08/01/24	423,570
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
8,250,000	6.500	11/01/39	8,769,668
M-S-R Energy Authority Gas RB Series 2009 B (A/NR)
2,000,000	6.500	11/01/39	2,125,980
M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
21,500,000	6.125	11/01/29	22,207,995
13,250,000	6.500	11/01/39	14,084,618
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,660,000	5.200	09/01/35	1,395,081
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AAA/Aa3)(d)
860,000	0.000	08/01/25	357,648
1,105,000	0.000	08/01/26	429,171
5,550,000	0.000	08/01/30	1,620,878
7,830,000	0.000	08/01/32	1,965,408
7,000,000	0.000	08/01/34	1,526,980
Northern California Gas Authority No. 1 Gas Project RB Series 2007 (A/A2)(f)
8,000,000	0.798	07/01/19	6,685,760
Oakland Unified School District GO Bonds for Election of 2006 Series 2009 A (BBB+/Baa1)
11,595,000	6.125	08/01/29	12,125,471

Palomar Pomerado Health COPS Series 2009 (BBB/Baa2)
12,000,000	6.750	11/01/39	12,348,240
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa3)(d)(e)
10,750,000	0.000	08/01/38	6,711,763
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/A2)(d)
1,805,000	0.000	08/01/25	717,885
Sacramento County California Airport System RB Senior Series 2009 A (ASSURED GTY) (AAA/Aa3)
7,250,000	5.500	07/01/41	7,531,373
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A3)(d)
1,420,000	0.000	08/01/25	522,517
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AAA/Aa2)
14,870,000	5.000	05/01/30	15,176,173
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
750,000	6.250	08/01/28	783,840
555,000	6.375	08/01/29	582,151
305,000	6.500	08/01/31	320,622
1,000,000	6.625	08/01/39	1,041,840
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/A1)(d)
1,580,000	0.000	08/01/24	683,334
1,595,000	0.000	08/01/25	643,870
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(d)
29,000,000	0.000	06/01/36	2,908,120
73,990,000	0.000	06/01/47	2,580,771
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 B (BBB/NR)(d)
13,505,000	0.000	06/01/47	471,054
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds for Sacramento County Tobacco Securitization Corp. Series 2005 A-1 (BBB/Baa3)
2,000,000	5.375	06/01/38	1,540,520
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BBB/Baa3)
7,350,000	5.125	06/01/46	4,737,957
Vallejo California Sanitation & Flood Control District COPS Series 1993 (NATL-RE FGIC) (A/NR)
186,000	5.000	07/01/19	184,140

			651,446,029

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Colorado – 0.5%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A-/A3)
$1,010,000	5.000%	03/01/25	$1,006,798
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
6,850,000	5.000	12/01/35	5,823,802
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)
4,500,000	6.125	12/01/37	3,261,465
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines Project Series 2007 A (AMT) (B-/Caa2)
9,000,000	5.750	10/01/32	7,292,610
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	408,030
720,000	5.350	12/01/31	598,233
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)
1,750,000	6.625	12/01/40	1,384,443

			19,775,381

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,698,000	5.450	07/01/35	4,536,756
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B (NR/NR)
200,000	5.125	07/01/35	143,890
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB/Baa2)
3,000,000	5.400	02/01/31	3,018,630

			7,699,276

District of Columbia – 0.5%
Metropolitan Washington DC Airports Authority RB Capital Appreciation for Dulles Toll Road Second Senior Lien Series 2009 (ASSURED GTY) (AAA/Aa3)(d)(e)
25,000,000	0.000	10/01/41	17,841,000

Florida – 12.7%
Aberdeen Community Development District Special Assessment Series 2006-1 (NR/NR)(g)
1,865,000	5.250	11/01/15	924,630
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,610,000	6.300	05/01/35	3,451,138
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,855,000	5.375	05/01/37	1,044,124

Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)
39,320,000	5.500	05/01/36	19,919,119
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
240,000	5.250	05/01/36	204,941
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)
27,200,000	5.350	05/01/36	15,591,312
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)
5,305,000	5.500	05/01/14	3,099,128
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
7,000,000	6.000	05/01/33	6,167,840
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
9,440,000	5.800	05/01/34	8,081,490
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
495,000	6.000	05/01/35	487,407
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,200,490
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
12,535,000	6.000	05/01/35	6,734,554
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,117,900
Channing Park Community Development District Special Assessment Series 2007 (NR/NR)
5,035,000	5.300	05/01/38	3,225,169
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
22,835,000	5.500	06/01/17	24,331,834
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
1,360,000	5.000	05/01/15	896,866
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
5,200,000	5.850	05/01/35	1,950,000
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
4,490,000	5.000	05/01/11	1,683,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Connerton West Community Development District Special Assessment Series 2007 B (NR/NR)
$6,410,000	5.125%	05/01/16	$2,306,510
Copper Oaks Community Development District Special Assessment Series 2005 B (NR/NR)
210,000	4.875	05/01/10	190,726
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
375,000	8.375	05/01/17	385,901
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
515,000	8.375	05/01/17	527,169
Country Greens Community Development District Special Assessment Series 2003 (NR/NR)
5,620,000	6.625	05/01/34	5,180,572
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
3,035,000	7.050	05/01/15	3,070,783
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
44,920,000	5.500	05/01/37	27,650,057
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
6,070,000	4.875	11/01/10	5,147,724
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
22,500,000	6.000	08/15/36	21,803,850
Fishhawk Community Development District II Special Assessment Series 2007 A (NR/NR)
2,350,000	5.250	05/01/38	1,805,387
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/NR)
12,350,000	5.250	11/01/36	11,293,087
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B (NR/NR)(g)
1,320,000	4.850	05/01/11	867,781
Gateway Services District Water & Sewer RB Refunding Series 2003 (NR/NR)
1,755,000	6.000	10/01/19	1,679,219
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
5,310,000	5.000	06/01/38	4,710,235
Hammocks Community Development District Special Assessment Series 2005 B (NR/NR)
585,000	4.875	11/01/10	495,530
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
3,075,000	6.125	05/01/35	2,337,492
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,155,000	6.200	05/01/35	1,163,166

Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
8,310,000	5.600	05/01/36	6,366,790
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,890,000	5.550	05/01/37	4,727,987
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,540,000	5.700	05/01/36	1,981,505
Highlands Community Development District Special Assessment Series 2005 (NR/NR)
3,730,000	5.550	05/01/36	1,943,703
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (BBB/Baa3)
4,980,000	8.000	08/15/32	5,458,279
JEA Florida St. Johns River Power Park System RB Series 2009 (AA-/Aa2)
2,840,000	5.500	10/01/34	2,940,195
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)
2,395,000	6.000	05/01/35	1,308,173
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(g)
1,750,000	5.125	05/01/16	1,050,052
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A (NR/NR)
1,855,000	7.450	05/01/22	1,866,149
3,355,000	7.500	05/01/32	3,374,123
Lakewood Ranch Stewardship District BANS Series 2009 (NR/NR)
15,395,000	7.500	06/01/11	15,510,616
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
4,240,000	4.875	08/01/10	3,614,134
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
8,185,000	5.000	05/01/13	6,550,701
Landmark At Doral Community Development District Special Assessment Bonds Series 2006 A (NR/NR)(g)
4,000,000	5.500	05/01/38	1,322,880
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB/NR)
11,250,000	5.125	11/15/36	8,468,662
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
40,000	5.000	11/15/10	40,253
60,000	5.000	11/15/11	60,755
1,000,000	5.000	11/15/13	1,001,910
4,000,000	5.000	11/15/22	3,378,520
10,000,000	5.000	11/15/29	7,856,600
Legends Bay Community Development District RB Series 2007 A (NR/NR)
2,725,000	5.875	05/01/38	1,756,262

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Live Oak Community Development District No. 2 Special Assessment Series 2004 A (NR/NR)
$8,575,000	5.850%	05/01/35	$6,191,664
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
6,780,000	7.360	11/01/20	6,543,785
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,580,000	5.400	05/01/30	4,058,390
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
2,715,000	5.375	05/01/30	2,297,189
Longleaf Community Development District Special Assessment Series 2001 (NR/NR)(g)
620,000	7.250	05/01/16	371,919
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,300,000	5.450	05/01/36	2,045,804
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(g)
4,455,000	5.250	05/01/15	1,848,780
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2007 B (NR/NR)(g)
2,915,000	6.150	11/01/14	1,210,075
Mediterra North Community Development District RB for Capital Improvement Series 2001 A (NR/NR)
4,135,000	6.800	05/01/31	4,084,636
Mediterra South Community Development District RB for Capital Improvement Series 1999 A (NR/NR)
415,000	6.950	05/01/31	403,368
Mediterra South Community Development District RB for Capital Improvement Series 2001 (NR/NR)
1,330,000	6.850	05/01/31	1,295,260
Mediterra South Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
1,600,000	5.500	05/01/10	1,590,544
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+/NR)
5,130,000	5.375	11/15/28	4,168,895
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2001 A (BB+/Ba2)
1,860,000	6.125	11/15/11	1,865,152
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Project Florida Series 2004 (BB+/Ba2)
13,600,000	6.750	11/15/29	12,865,600
Miami-Dade County Aviation RB Series 2010 A (A-/A2)
2,700,000	5.375	10/01/35	2,713,959
12,000,000	5.375	10/01/41	11,990,880
Miami-Dade County Special Obligation Refunding Subseries 1997 B (NATL-RE) (A/A3)(d)
20,000,000	0.000	10/01/29	5,408,200

Middle Village Community Development District Special Assessment Series 2004 A (NR/NR)
4,795,000	5.800	05/01/22	4,475,173
6,610,000	6.000	05/01/35	5,854,808
New River Community Development District Special Assessment Series 2006 A (NR/NR)
2,330,000	5.350	05/01/38	871,630
New River Community Development District Special Assessment Series 2006 B (NR/NR)
8,980,000	5.000	05/01/13	3,331,400
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005 (NR/NR)
1,100,000	5.375	07/01/20	995,423
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
4,845,000	5.125	05/01/16	2,390,862
Panther Trails Community Development District Special Assessment Series 2005 (BBB-/NR)
3,570,000	5.600	05/01/36	3,355,978
Parker Road Community Development District Special Assessment Series 2007 A (NR/NR)
2,470,000	5.600	05/01/38	1,407,283
Parklands Lee Community Development District Special Assessment Series 2004 A (NR/NR)
3,765,000	5.800	05/01/35	1,737,171
Parklands Lee Community Development District Special Assessment Series 2004 B (NR/NR)
230,000	5.125	05/01/11	119,947
Parkway Center Community Development District Special Assessment Series 2000 A (NR/NR)(h)
452,408	8.250	05/01/10	459,271
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(g)
10,095,000	5.400	05/01/36	4,151,266
Pine Island Community Development District RB Series 2004 (NR/NR)
1,355,000	5.300	11/01/10	1,289,825
Pine Island Community Development District Special Assessment Series 2004 (NR/NR)
5,435,000	5.750	05/01/35	3,527,804
Reunion East Community Development District Special Assessment Series 2002 A (NR/NR)
16,890,000	7.200	05/01/22	12,312,641
River Hall Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
6,615,000	5.450	05/01/36	3,182,940
Riverwood Estates Community Development District Special Assessment Series 2006 A (NR/NR)(g)
9,370,000	5.350	05/01/37	1,874,000
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
3,740,000	5.500	05/01/15	3,011,747
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,543,935

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
$1,650,000	7.500%	05/01/16	$1,491,782
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006 (NR/NR)
1,580,000	5.750	05/01/15	638,525
4,000,000	6.100	05/01/25	1,601,120
16,985,000	6.125	05/01/37	6,793,491
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
650,000	5.450	05/01/36	574,398
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1 (NR/NR)(g)
230,000	5.125	11/01/19	69,874
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)
7,795,000	5.800	05/01/35	3,631,691
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)
3,205,000	5.850	05/01/34	1,766,660
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
320,000	5.300	05/01/10	319,309
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,765,000	6.500	11/15/39	6,235,136
Sterling Hill Community Development District Special Assessment Series 2003 B (NR/NR)
495,000	5.500	11/01/10	450,396
Stonelake Ranch Community Development District Special Assessment Series 2004 A (NR/NR)
3,335,000	5.900	05/01/34	2,896,881
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT) (NR/NR)
6,365,000	6.800	10/01/32	6,299,886
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT) (NR/NR)
4,340,000	6.900	10/01/34	4,294,430
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B (NR/NR)(g)
100,000	5.000	05/01/15	32,000
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
1,245,000	5.850	05/01/35	1,168,831
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
1,415,000	8.250	01/01/17	1,420,264
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,830,000	7.375	01/01/19	1,832,013

Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350	01/01/18	3,890,417
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
4,565,000	5.875	01/01/15	4,587,871
Villasol Community Development District RB Series 2003 A (NR/NR)
3,890,000	6.600	05/01/34	3,191,667
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B (NR/NR)
1,110,000	5.000	11/01/12	644,521
Wentworth Estates Community Development District Special Assessment Series 2006 B (NR/NR)
7,590,000	5.125	11/01/12	2,832,057
West Villages Improvement District Special Assessment Unit of Development No. 3 Series 2006 (NR/NR)
12,135,000	5.500	05/01/37	5,526,886
World Commerce Community Development District Special Assessment Series 2004 A-1 (NR/NR)(g)
925,000	6.250	05/01/22	356,421
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B (NR/NR)(g)
1,790,000	5.250	05/01/13	867,058

			466,565,919

Georgia – 2.1%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/NR)
7,420,000	7.500	01/01/31	7,502,436
Atlanta Tax Allocation for Eastside Project Series 2005 B (NR/NR)
1,085,000	5.400	01/01/20	1,042,045
1,750,000	5.600	01/01/30	1,608,827
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB-/Baa2)
5,675,000	5.500	01/01/34	4,955,524
Clayton County Development Authority Special Facilities RB for Delta Airlines Series 2009 A (CCC+/NR)
8,000,000	8.750	06/01/29	8,416,000
Clayton County Development Authority Special Facilities RB for Delta Airlines Series 2009 B (AMT) (CCC+/NR)
8,750,000	9.000	06/01/35	8,967,875
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998 (NR/NR)(g)
3,900,000	5.450	05/01/23	263,835
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,525,000	5.250	11/01/28	2,029,292
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,535,048

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)

Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
$2,500,000	7.000%	06/15/39	$2,332,875
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/NR)(f)
46,820,000	0.818	10/01/33	33,823,236
Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (AMT) (BBB/Baa3)
7,000,000	5.000	08/01/30	5,945,800

			78,422,793

Guam – 1.1%
Guam Government GO Bonds Series 2009 A (B+/NR)
6,000,000	6.750	11/15/29	6,392,160
24,075,000	7.000	11/15/39	25,811,771
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
2,400,000	5.375	12/01/24	2,482,944
3,000,000	5.625	12/01/29	3,072,690
2,750,000	5.750	12/01/34	2,811,077

			40,570,642

Hawaii – 0.1%
Hawaii State Department of Budget and Finance Special Purpose RB for 15 Craigside Project Series 2009 A (NR/NR)
1,000,000	8.750	11/15/29	1,098,760
2,700,000	9.000	11/15/44	2,954,097

			4,052,857

Idaho – 0.2%
Madison County Hospital Revenue COPS Series 2006 (BBB-/NR)
1,000,000	5.250	09/01/20	1,005,890
3,145,000	5.250	09/01/26	3,014,671
4,085,000	5.250	09/01/37	3,620,291

			7,640,852

Illinois – 2.6%
Chicago Illinois Special Assessment for Lake Shore East Series 2003 (NR/NR)
5,000,000	6.750	12/01/32	4,578,500
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/Caa2)
7,400,000	5.500	12/01/30	5,255,406
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
200,000	5.400	03/01/16	187,666
1,450,000	5.625	03/01/36	1,082,106

Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-/NR)
2,130,000	5.000	02/15/15	2,068,230
6,000,000	5.375	02/15/25	5,253,480
4,000,000	5.625	02/15/37	3,219,520
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
28,740,000	6.750	10/01/46	22,509,455
Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A (NR/NR)
4,500,000	5.750	05/15/31	3,453,165
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
5,600,000	5.125	01/01/25	4,786,152
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
16,790,000	6.125	05/15/25	17,004,744
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (NR/Ca)(g)
6,905,000	5.000	06/01/24	3,797,750
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Subseries 2004 B (NR/C)(g)
2,075,000	5.000	06/01/24	560,250
4,000,000	5.375	06/01/35	1,080,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	1,944,480
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,805,000	6.250	03/01/34	1,349,960
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-/NR)
1,900,000	5.125	08/15/19	1,989,262
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,645,000	6.000	03/01/36	3,545,761
Village of Bellwood Cook County Illinois GO Bonds Series 2006 B (XLCA) (NR/NR)
6,965,000	4.500	12/01/29	5,575,970
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2 (NR/NR)
2,507,000	5.000	03/01/16	2,206,035
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
4,154,000	5.750	03/01/36	3,219,848

			94,667,740

Indiana – 0.7%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BBB-/NR)
1,355,000	5.000	10/01/24	1,278,890
1,500,000	5.000	10/01/32	1,314,480

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Delaware County Hospital Authority RB for Cardinal Health System Obligation Group Series 2006 (NR/Baa3)
$3,250,000	5.250%	08/01/36	$2,836,405
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/NR)(g)
7,798,284	6.500	11/15/31	79,542
Indianapolis Local Public Improvement Bond Bank RB for Waterworks Project Series 2009 A (AA-/A3)
15,000,000	5.750	01/01/38	15,819,750
Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (NR/Ba3)
2,570,000	6.700	04/01/29	2,573,341
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(b)
2,000,000	5.500	09/01/27	1,779,880

			25,682,288

Iowa – 0.3%
Coralville Iowa COPS Series 2006 D (NR/A3)
2,250,000	5.250	06/01/26	2,292,435
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (NR/Baa1)
500,000	5.125	06/01/39	454,060
850,000	5.000	06/01/47	743,231
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (NR/NR)
1,355,000	5.750	05/15/31	1,039,786
Tobacco Settlement Authority Iowa RB Asset-Backed Bonds Series 2005 C (BBB/Baa3)
9,270,000	5.625	06/01/46	6,812,338

			11,341,850

Kansas – 0.0%
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006 (NR/NR)
735,000	4.850	09/01/16	594,167
1,565,000	5.125	09/01/28	1,019,253

			1,613,420

Kentucky – 0.6%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	7,930,320
9,000,000	6.500	03/01/45	8,852,940
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (A/Baa1)(d)
1,720,000	0.000	10/01/22	841,321
Kentucky Economic Development Finance Authority Hospital System RB Refunding & Improvement for Appalachian Regional Healthcare, Inc. Project Series 1997 (BB-/NR)
500,000	5.700	10/01/10	501,960

Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(b)
2,340,000	14.670	11/11/14	3,375,871

			21,502,412

Louisiana – 1.1%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital RB for Woman’s Hospital Foundation Project Series 2010 A (BBB+/A3)
10,000,000	5.875	10/01/40	9,610,000
7,000,000	6.000	10/01/44	6,830,740
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	7,735,633
St. John Baptist Parish Louisiana RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
18,105,000	5.125	06/01/37	16,744,772

			40,921,145

Maryland – 0.8%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	589,986
12,155,000	5.875	09/01/39	9,834,732
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,609,000	6.250	09/01/33	4,102,379
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,910,000	6.500	07/01/31	2,866,845
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,739,000	7.000	07/01/33	3,845,673
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)
2,590,000	5.000	09/01/30	2,195,621
Maryland State Health & Higher Educational Facilities Authority RB for Anne Arundel Health System Issue Series 2010 (A-/A3)
2,000,000	5.000	07/01/40	1,936,240
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
3,000,000	5.500	07/01/42	2,831,640

			28,203,116

Massachusetts – 0.9%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+/NR)
2,235,000	5.625	04/01/19	2,014,585
2,000,000	5.625	04/01/29	1,567,780
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-/NR)
5,000,000	5.250	07/01/30	3,392,100
7,530,000	5.500	07/01/40	4,965,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
$8,660,000	8.000%	10/01/39	$9,612,773
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	10,077,400

			31,629,694

Michigan – 3.3%
Detroit Michigan Limited Tax GO Bonds for Capital Improvement Series 2008 A-1 (BB/B1)
13,275,000	5.000	04/01/16	11,928,384
Detroit Michigan GO Bonds Series 2003 A (XLCA) (BB/Ba3)
1,845,000	5.250	04/01/15	1,823,524
2,935,000	5.250	04/01/18	2,669,970
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC Q-SBLF) (AA-/Aa3)
3,500,000	6.000	05/01/20	3,909,185
3,000,000	6.000	05/01/21	3,347,220
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Floating LIBOR Notes 2006 D (AGM) (AAA/Aa3)(f)
14,630,000	0.768	07/01/32	11,068,619
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (BB+/Ba1)
3,630,000	5.375	07/01/28	3,096,971
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (BB+/Ba1)
1,460,000	5.375	07/01/20	1,376,955
Michigan Municipal Bond Authority RB State Aid Notes Series 2009 D (NR/NR)
5,000,000	9.500	08/20/10	4,995,200
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (NR/Baa3)
1,530,000	5.000	05/15/26	1,340,265
2,000,000	5.000	05/15/34	1,637,060
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 (A-/A2)
4,000,000	5.625	07/01/20	4,393,120
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A-/NR)(c)
5,000,000	5.250	08/01/14	5,524,950
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-2 (A-/A2)(c)
5,000,000	5.500	08/01/16	5,568,250
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BB/NR)(d)
196,775,000	0.000	06/01/52	4,529,760
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (BB-/NR)(d)
70,100,000	0.000	06/01/52	1,272,315

Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BB+/Baa3)
3,000,000	5.375	06/01/26	2,574,000
3,500,000	5.500	06/01/35	2,861,320
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	47,378,400
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995 (NR/NR)(g)
3,250,000	6.750	12/01/15	74,656

			121,370,124

Minnesota – 0.4%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-/NR)
7,500,000	7.250	06/15/32	7,526,250
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A (NR/NR)
7,475,000	5.625	06/01/37	6,602,069

			14,128,319

Mississippi – 0.2%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	1,003,240
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
3,000,000	5.250	12/01/21	2,943,450
1,825,000	5.250	12/01/26	1,692,834

			5,639,524

Missouri – 0.5%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)
1,635,000	6.000	07/01/37	1,116,296
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)
11,000,000	6.000	07/01/25	8,107,770
3,000,000	6.000	07/01/37	1,963,590
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A (NR/NR)
250,000	5.250	10/01/21	195,948
385,000	5.400	10/01/26	280,449
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006 (NR/NR)
900,000	5.000	11/01/23	789,048
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A (NR/NR)
1,000,000	6.250	01/01/24	930,200
2,500,000	6.500	01/01/35	2,212,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)

Kansas City IDA RB for Air Cargo Series 2002 (AMT) (NR/Baa3)
$1,265,000	6.250%	01/01/30	$1,100,942
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/Baa1)
1,000,000	5.000	06/01/35	913,210
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	04/01/27	976,650
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	534,297

			19,121,000

Nevada – 0.6%
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2003 (NR/NR)
1,380,000	5.800	08/01/15	1,366,835
4,730,000	6.100	08/01/18	4,591,647
3,780,000	6.375	08/01/23	3,573,877
Clark County Industrial Development RB Refunding for Nevada Power Co. Project Series 1995 C (BB+/NR)
710,000	5.500	10/01/30	681,366
Director of the State of Nevada Department of Business & Industry Second Tier RB for Las Vegas Monorail Project Series 2000 (NR/NR)(g)
3,000,000	7.250	01/01/23	120,000
1,250,000	7.375	01/01/30	50,000
16,000,000	7.375	01/01/40	640,000
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005 (NR/NR)
2,000,000	4.900	03/01/17	1,043,300
1,505,000	5.000	03/01/20	782,961
800,000	5.100	03/01/22	415,744
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005 (NR/NR)
1,370,000	5.000	09/01/25	987,455
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004 (NR/NR)
1,290,000	5.900	06/01/17	1,187,896
1,330,000	5.900	06/01/18	1,202,533
485,000	6.000	06/01/19	431,781
4,845,000	6.250	06/01/24	4,215,102

			21,290,497

New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-/NR)
1,000,000	5.500	07/01/25	949,470
1,400,000	5.875	07/01/34	1,328,894
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	965,097
2,050,000	5.250	06/01/36	1,763,943

			5,007,404

New Jersey – 1.9%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A (NR/NR)
710,000	5.750	01/01/25	626,746
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (AA-/A1)
1,640,000	5.000	09/01/34	1,665,748
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	5,027,925
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
9,000,000	6.250	09/15/29	8,297,280
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
820,000	6.500	07/01/21	779,795
500,000	6.625	07/01/31	435,715
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
30,070,000	6.625	07/01/38	30,455,798
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa2)
1,500,000	6.875	07/01/30	1,503,750
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
10,840,000	6.500	07/01/23	9,162,293
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/Aa3)
2,000,000	6.750	12/01/38	2,255,440
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BB-/NR)(d)
164,600,000	0.000	06/01/41	8,132,886

			68,343,376

New Mexico – 0.4%
Farmington New Mexico PCRB Refunding for Public Service Co. RMKT 12/01/97 Series 1997 A (BB+/Baa3)
4,290,000	5.800	04/01/22	4,308,232
Farmington New Mexico PCRB Refunding for Public Service Co. RMKT 12/01/97 Series 1997 C (BB+/Baa3)
580,000	5.800	04/01/22	581,833
Farmington New Mexico PCRB Refunding for San Juan Project RMKT 04/01/06 Series 2003 A (BB+/Baa3)
2,800,000	4.875	04/01/33	2,483,124
Farmington New Mexico PCRB Refunding for San Juan Project RMKT 04/01/06 Series 2003 B (BB+/Baa3)
6,925,000	4.875	04/01/33	6,141,298
Farmington New Mexico PCRB Refunding RMKT 12/01/97 Series 1997 B (BB+/Baa3)
945,000	5.800	04/01/22	947,986

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)

Mariposa East Public Improvement District GO Bonds Series 2006 (NR/NR)
$500,000	5.500%	09/01/16	$467,160
1,000,000	6.000	09/01/32	759,410

			15,689,043

New York – 1.6%
Chautauqua County Industrial Development Agency Exempt Facility RB for NRG Dunkirk Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,512,660
Hudson Yards Infrastructure Corp. RB Senior Series 2006 A (A/A3)
25,000,000	5.000	02/15/47	23,711,750
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (BB+/Ba2)
975,000	6.375	07/01/31	974,980
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (BB+/Ba2)
1,430,000	6.450	07/01/32	1,388,773
New York City Industrial Development Agency RB Capital Appreciation for Yankee Stadium – Pilot Series 2009 (ASSURED GTY) (AAA/Aa3)(d)
10,210,000	0.000	03/01/42	1,442,163
10,430,000	0.000	03/01/44	1,303,124
5,690,000	0.000	03/01/45	668,632
9,075,000	0.000	03/01/46	1,002,878
New York City Industrial Development Agency Special Facility RB for Terminal One Group Association, LP Project Series 1994 (AMT) (CCC+/Caa2)
7,365,000	6.900	08/01/24	6,163,474
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Series 2009 (ASSURED GTY) (AAA/Aa3)
1,000,000	6.125	01/01/29	1,101,810
3,000,000	6.375	01/01/39	3,273,270
5,000,000	6.500	01/01/46	5,499,150
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
15,355,000	5.400	07/01/20	11,885,845

			59,928,509

North Carolina – 0.2%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
6,760,000	5.600	07/01/27	5,261,038
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	487,630

North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,417,065

			7,165,733

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
1,500,000	5.125	07/01/29	1,307,955

Ohio – 4.4%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BBB/Baa3)
2,000,000	5.875	06/01/47	1,451,340
98,490,000	6.500	06/01/47	76,797,578
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
31,450,000	5.375	09/15/27	25,690,247
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (AMT) (CCC+/B3)
11,615,000	5.700	12/01/19	10,461,398
Cleveland-Cuyahoga County Port Authority Development RB for Columbia National Group, Inc. Project Series 2005 D (AMT) (BBB-/NR)
645,000	5.000	05/15/20	546,921
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	13,972,169
15,000,000	5.000	01/01/37	12,714,450
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A (NR/NR)
900,000	5.000	12/01/22	655,209
1,000,000	5.000	12/01/32	634,290
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Solutions Corp. Series 2009 C (BBB-/Baa1)
6,000,000	5.625	06/01/18	6,434,880
Ohio Air Quality Development Authority RB Refunding for Columbus Southern Power Co. Project Series 2009 B (BBB/A3)(c)
3,000,000	5.800	12/01/19	3,109,680
Ohio State Water Development Authority PCRB Refunding for FirstEnergy Solutions Corp. Series 2009 A (BBB-/Baa1)(c)
6,000,000	5.875	06/01/16	6,625,080
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A (NR/NR)
2,500,000	6.250	12/01/36	1,963,875

			161,057,117

Oklahoma – 0.7%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
4,725,000	5.000	12/01/27	4,325,123
Tulsa Municipal Airport Trust RB for American Airlines, Inc. Project Series 1995 (B-/Caa2)
21,000,000	6.250	06/01/20	18,488,400

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)

Weatherford Hospital Authority RB Series 2006 (NR/NR)
$2,200,000	6.000%	05/01/25	$1,930,126
1,365,000	6.000	05/01/31	1,122,440

			25,866,089

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,232,155
Gilliam County Solid Waste Disposal RB for Waste Management, Inc. Convertible 05/05/04 Series 2000 A (AMT) (BBB/NR)(c)
2,500,000	6.000	05/03/10	2,508,100
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 Class VII (AMT) (BB-/Ba3)
890,000	6.350	08/01/25	888,176
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C (AMT) (NR/NR)
2,490,000	7.000	12/01/34	2,313,907

			9,942,338

Pennsylvania – 6.0%
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (BB/Ba3)
49,890,000	5.000	11/15/28	39,682,007
94,360,000	5.375	11/15/40	72,056,127
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB-/Ca)
6,115,000	6.000	11/15/16	5,411,592
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	9,089,626
Geisinger Authority Health System Variable RB for Geisinger Health System Series 2007 (AA/Aa2)(f)
48,000,000	0.937	05/01/37	36,367,200
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
1,720,000	5.125	02/01/12	1,700,959
1,775,000	5.300	02/01/13	1,737,672
2,000,000	6.125	02/01/28	1,597,080
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2002 A (AMT) (BB-/B1)
3,810,000	6.750	12/01/36	3,811,333
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2003 A (AMT) (BB/B1)
3,715,000	6.750	12/01/36	3,716,300
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy, Inc. Series 2004 A (AMT) (BB-/B1)
11,235,000	6.750	12/01/36	11,238,932
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Reliant Energy Seward LLC Project Series 2001 A (AMT) (BB-/B1)
6,665,000	6.750	12/01/36	6,667,333

Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (NR/A3)(c)
2,000,000	5.000	06/01/12	2,114,900
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	7,599,948
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-/NR)
3,000,000	5.250	09/01/26	2,711,850
3,000,000	5.250	09/01/31	2,591,340
2,000,000	5.250	09/01/36	1,649,380
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-/NR)
500,000	6.150	07/01/14	459,775
4,825,000	6.200	07/01/17	4,157,510
6,840,000	6.250	07/01/20	5,556,542

			219,917,406

Puerto Rico – 8.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
13,225,000	6.000	07/01/38	13,710,093
9,615,000	6.000	07/01/44	9,929,026
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2007 A (BBB-/Baa3)
1,750,000	5.250	07/01/31	1,706,128
11,035,000	5.250	07/01/34	10,539,197
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2007 A (FGIC) (BBB-/Baa3)
1,000,000	5.500	07/01/22	1,026,820
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (BBB-/Baa3)
2,660,000	5.125	07/01/31	2,551,791
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (A/Baa1)
20,115,000	5.250	07/01/35	19,538,303
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (BBB/Baa3)(f)
48,250,000	0.698	07/01/45	28,435,172
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BBB+/Baa3)(d)
15,445,000	0.000	07/01/43	1,586,819
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (FGIC) (BBB+/Baa3)
3,570,000	5.500	07/01/21	3,681,420
3,000,000	5.500	07/01/22	3,080,460
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2006 B (BBB+/Baa3)
9,105,000	5.000	07/01/46	8,260,511
Puerto Rico Electric Power Authority RB Series 2007 TT (BBB+/A3)
13,040,000	5.000	07/01/32	12,647,496

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Electric Power Authority RB Series 2010 XX (BBB+/A3)(i)
$10,000,000	5.250%	07/01/40	$9,864,900
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa3)
2,060,000	5.500	07/01/21	2,111,665
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 F (CIFG-TCRS) (COMWLTH GTD) (BBB-/Baa3)
11,500,000	5.250	07/01/17	12,099,380
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/Baa3)
2,000,000	6.250	07/01/23	2,194,920
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB-/Baa3)
1,000,000	6.125	07/01/23	1,080,780
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 Q (CMWLTH GTD) (BBB-/Baa3)
6,000,000	5.625	07/01/39	5,893,860
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Ba1)(c)
845,000	5.750	02/01/12	873,046
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (A/Baa1)(c)
9,585,000	5.250	02/01/12	9,819,737
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (A+/A2)
45,000,000	6.000	08/01/42	47,970,900
20,000,000	6.500	08/01/44	22,290,200
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2010 A (A+/A2)
8,500,000	5.375	08/01/39	8,645,265
20,000,000	5.500	08/01/42	20,532,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB for Capital Appreciation First Subseries 2009 A (A+/A2)(d)(e)
27,750,000	0.000	08/01/32	21,395,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB for Capital Appreciation First Subseries 2010 A (A+/A2)(d)(e)
10,000,000	0.000	08/01/33	5,949,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Rolls RR II R-11758-1 Series 2009 (AA-/NR)(a)(b)
16,665,000	13.222	12/01/47	19,585,541

			307,000,280

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 A (BB/NR)(d)
68,950,000	0.000	06/01/52	1,092,168

Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (BB-/NR)(d)
85,300,000	0.000	06/01/52	1,400,626

			2,492,794

South Carolina – 0.5%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (D/NR)(d)(g)
15,000,000	0.000	01/01/33	460,800
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
4,245,000	6.875	11/01/35	3,344,381
Lancaster County Assessment Special Assessment for Edenmoor Improvement District Series 2006 A (NR/NR)
4,865,000	5.750	12/01/37	1,706,058
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
12,230,000	5.700	01/01/24	11,203,047

			16,714,286

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (AA-/A1)
5,000,000	5.000	11/01/40	4,866,750
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,500,000	5.250	11/01/29	1,535,070
2,500,000	5.500	11/01/40	2,574,875

			8,976,695

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,675,000	5.125	04/01/23	1,451,170
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
660,000	5.000	10/01/15	668,521
11,710,000	5.000	10/01/25	10,649,542
14,500,000	5.125	10/01/35	12,700,260
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)
1,000,000	6.250	02/15/32	933,470
Knox County Tennessee Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	1,858,300
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(c)
9,080,000	5.750	04/01/25	5,883,386
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	1,876,640

			36,021,289

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Texas – 10.3%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+/NR)
$73,225,000	5.250%	12/01/29	$48,911,371
28,500,000	5.750	12/01/29	20,354,130
Austin Texas Convention Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
9,540,000	9.750	01/01/26	9,690,255
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,279,022
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC/Caa3)
17,740,000	5.000	03/01/41	8,174,060
Brazos River Authority PCRB Refunding for TXU Electric Co. LLC Project Series 2001 C (AMT) (CCC/Caa3)(c)
8,000,000	5.750	11/01/11	7,736,560
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC/Caa3)
9,275,000	6.750	10/01/38	5,300,662
Dallas County Flood Control District GO Bonds Refunding Series 2002 (NR/NR)(b)
6,000,000	7.250	04/01/32	6,253,680
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)
15,230,000	6.000	11/01/14	14,032,922
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (GTY AGMT) (CCC+/Caa2)
51,565,000	6.375	05/01/35	38,621,154
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991 (NR/NR)(g)
3,250,000	7.625	11/01/21	213,525
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (AMT) (CCC+/NR)
16,200,000	5.500	11/01/30	11,110,932
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (AMT) (NR/Ba2)
17,100,000	6.150	01/01/16	17,119,494
Gulf Coast Waste Disposal Authority RB Refunding Series 2002 A (AMT) (BBB/Baa3)
8,265,000	6.100	08/01/24	8,294,175
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
18,335,000	5.500	07/01/34	19,274,669
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (CCC+/B3)
1,000,000	5.700	07/15/29	806,650
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power and Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	5,626,348

Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
2,025,000	5.500	02/15/25	1,814,157
4,115,000	5.625	02/15/35	3,448,205
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
4,200,000	7.200	01/01/21	4,212,432
5,000,000	7.250	01/01/31	4,868,700
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	27,692,181
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	54,567,580
Rio Grande Valley Health Facilities Development Corp. Texas Hospital RB for Valley Health Medical Centre Project Series 1992 A (NATL-RE) (A/Baa1)
4,040,000	6.375	08/01/22	4,044,525
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC/Caa3)
5,950,000	5.200	05/01/28	3,155,642
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (AMT) (CCC/Caa3)
7,110,000	6.450	06/01/21	4,478,376
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2001 A (CCC/Caa3)(c)
19,065,000	5.500	11/01/11	18,503,536
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB/NR)
4,180,000	5.125	05/15/37	3,447,037
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/NR)
7,500,000	6.875	12/31/39	7,798,275
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health System Project Series 2001 (BBB+/Ba1)
2,000,000	6.750	05/15/21	2,061,760
Tomball Hospital Authority RB Refunding Series 2005 (NR/Baa3)
250,000	5.000	07/01/15	250,780
8,650,000	5.000	07/01/20	8,007,218
5,850,000	5.000	07/01/23	5,221,827

			378,371,840

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Capital Projects Series 2009 A-1 (BBB/Baa2)
2,000,000	5.000	10/01/39	1,829,540

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
U.S. Virgin Islands – (continued)

Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series A (BBB-/Baa3)
$2,000,000	6.000%	10/01/39	$2,058,240

			3,887,780

Utah – 0.1%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
4,720,000	6.375	08/15/11	4,705,510

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,104,792

Virginia – 0.3%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	884,320
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (NR/Ba3)
520,000	5.600	12/01/25	478,233
Loudoun County IDA Residential Care Facility RB Refunding for Falcons Landing Series 2004 A (NR/NR)
1,750,000	6.000	08/01/24	1,755,495
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	461,325
1,100,000	6.125	01/01/35	958,474
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	659,569
1,000,000	5.300	09/01/31	832,070
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	455,005
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,563,520

			11,048,011

Washington – 0.9%
King County Washington Sewer RB for Construction of Improvement Series 2009 (AA+/Aa3)
16,645,000	5.000	01/01/39	17,288,329
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (AA+/NR)(a)(b)(c)
3,955,000	13.288	12/14/17	5,443,425
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (AA+/NR)(a)(b)(c)
4,150,000	13.294	01/12/10	5,610,758
Terrace Heights Sewer District RB Refunding for Capital Improvement Series 2006 (NR/NR)
680,000	4.750	01/01/29	611,347
1,075,000	5.000	01/01/33	961,233

Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa3)
750,000	6.000	08/15/39	796,238
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa3)
1,750,000	6.000	08/15/39	1,857,887
Washington Health Care Facilities Authority RB Series 2007 C (Radian) (BBB/Baa2)
2,000,000	5.500	08/15/42	1,833,880

			34,403,097

West Virginia – 0.0%
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A (NR/NR)
640,000	5.850	06/01/34	585,235

Wisconsin – 2.8%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Projects Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	5,762,261
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,511,715
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	5,117,262
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
1,400,000	5.000	05/15/36	1,183,966
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-/NR)
3,000,000	5.100	03/01/25	2,766,840
3,800,000	5.250	03/01/35	3,331,726
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
2,450,000	5.250	08/15/19	2,452,450
11,365,000	5.250	08/15/21	11,220,892
9,700,000	5.250	08/15/23	9,418,409
7,565,000	5.250	08/15/24	7,320,045
9,715,000	5.250	08/15/25	9,175,818
2,000,000	5.250	08/15/31	1,836,340
21,500,000	5.250	08/15/34	19,549,735
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (BBB+/Baa2)
5,000,000	5.250	08/15/25	4,722,500
2,715,000	5.125	08/15/33	2,434,052

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
$1,275,000	5.650%	08/01/21	$1,217,434
2,385,000	5.800	08/01/29	2,192,721
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (BBB+/Baa2)
11,470,000	5.125	08/15/30	10,423,707

			101,637,873

Wyoming – 0.3%
Sweetwater County Wyoming PCRB Refunding for Idaho Power Co. Project Series 2006 (A-/A2)
12,000,000	5.250	07/15/26	12,591,960

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,683,798,173)			$3,418,029,097

Other Municipal Debt Obligations – 1.3%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (NR/Baa2)(b)(c)
$7,000,000	7.750%	11/01/10	$5,740,560
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (NR/Baa2)(b)(c)
4,000,000	5.200	09/30/14	2,840,440
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (NR/Baa3)(b)(c)
3,000,000	5.400	09/30/14	1,965,540
3,000,000	5.800	09/30/19	1,965,090
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (NR/Baa1)(b)(c)
6,000,000	4.900	09/30/14	4,500,660
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 C (NR/Baa3)(b)(c)
13,000,000	9.750	09/30/12	12,103,780
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (NR/Ba1)(b)(c)
6,000,000	5.900	09/30/20	3,120,360
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (NR/Baa1)(b)(c)
8,000,000	5.125	09/30/15	5,841,280
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (NR/Baa2)(b)(c)
8,000,000	5.300	09/30/15	5,560,960
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (NR/Baa1)(b)(c)
4,000,000	4.950	09/30/12	3,161,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (NR/Baa3)(b)(c)
3,000,000	5.500	09/30/15	1,902,630

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $63,827,767)			$48,702,380

Shares	Description		Value

Common Stock – 0.0%

13,415	Delta Air Lines, Inc.(j	)	$195,725
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – 2.5%

Alaska – 0.2%
Valdez Alaska Marine Terminal VDRN RB Refunding for Exxon Pipeline Co. Project Series 1993 A (A-1+/VMIG1)(f)
$5,600,000	0.330%	04/01/10	$5,600,000

Connecticut – 0.4%
Connecticut State Health & Educational Facilities Authority VRDN RB for Ascension Health Series 2005 Y-2 (A-1+/VMIG1)(f)
2,500,000	0.270	04/01/10	2,500,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-1 (A-1+/VMIG1)(f)
6,800,000	0.260	04/01/10	6,800,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(f)
6,300,000	0.270	04/01/10	6,300,000

			15,600,000

Illinois – 0.2%
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(f)
4,800,000	0.280	04/01/10	4,800,000
Chicago Illinois VRDN GO Bonds Project and Refunding Series 2003 B (A-1+/Aa3)(f)
1,500,000	0.280	04/01/10	1,500,000

			6,300,000

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (GO OF INSTN) (A-1+/VMIG1)(f)
6,000,000	0.270	04/01/10	6,000,000

Michigan – 0.2%
Detroit Michigan Tax Anticipation Notes Series 2009 C (NR/NR)
10,000,000	10.000	10/01/10	9,988,200

Mississippi – 0.3%
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (NR/VMIG1)(f)
1,500,000	0.270	04/01/10	1,500,000
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 C (NR/VMIG1)(f)
4,200,000	0.270	04/01/10	4,200,000
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 E (NR/VMIG1)(f)
5,000,000	0.340	04/01/10	5,000,000

			10,700,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)

Missouri – 0.0%
Missouri State Health & Educational Facilities Authority VDRN RB for Washington University Series 2000 B (A-1+/VMIG1)(f)
$1,000,000	0.280%	04/01/10	$1,000,000

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 A (A-1+/VMIG1)(f)
4,700,000	0.270	04/01/10	4,700,000
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 B (A-1+/VMIG1)(f)
2,000,000	0.270	04/01/10	2,000,000

			6,700,000

New York – 0.7%
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second Generation Resolution Series 2008 BB-1 (A-1/VMIG1)(f)
1,900,000	0.290	04/01/10	1,900,000
New York City VDRN GO Bonds Subseries 1993 A-7 (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(f)
4,000,000	0.290	04/01/10	4,000,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(f)
6,500,000	0.250	04/01/10	6,500,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(f)
800,000	0.290	04/01/10	800,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2008 C (A-1/VMIG1)(f)
5,000,000	0.290	04/01/10	5,000,000
Tompkins County Industrial Development Agency VRDN RB for Cornell University Civic Facilities Series 2008 A-1 (A-1+/VMIG1)(f)
8,000,000	0.290	04/01/10	8,000,000

			26,200,000

Texas – 0.1%
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(f)
3,854,000	0.360	04/01/10	3,854,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $91,954,000)			$91,942,200

Shares	Rate	Value

Investment Companies – 2.0%

JPMorgan Tax Free Money Market Fund – Institutional Shares(f)
73,445,922	0.130%	$73,445,922
Morgan Stanley Institutional Liquidity Fund – Tax-Exempt Portfolio – Institutional Shares(f)
266,430	0.180	266,430

TOTAL INVESTMENT COMPANIES
(Cost $73,712,352)		$73,712,352

TOTAL INVESTMENTS – 98.6%
(Cost $3,913,292,292)		$3,632,581,754

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		52,908,082

NET ASSETS – 100.0%		$3,685,489,836

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $114,301,301, which represents approximately 3.1% of net assets as of March 31, 2010.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Issued with zero coupon. Income is recognized through the accretion of discount.

(e)	Security is issued with zero coupon until the next reset date.

(f)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2010.

(g)	Security is currently in default.

(h)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(i)	When-issued security.

(j)	Non-income producing security.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investor Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2010

Investment Abbreviations:
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. — Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
BNY	—	Insured by the Bank of New York Mellon Corp.
CA MTG INS	—	Insured by California Mortgage Insurance
CIFG	—	CIFC Assurance North America, Inc.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA INS	—	Insured by Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF INSTN	—	General Obligation of Institution
GTY AGMT	—	Guaranteed Agreement
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
PCRB	—	Pollution Control Revenue Bond
Q-SBLF	—	Qualified School Board Loan Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest-Tax Exempt Securities
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACT — At March 31, 2010, the Fund had an outstanding swap contract with the following terms:

CREDIT DEFAULT SWAP CONTRACT

		Notional	Rates		Credit Spread at
Swap	Reference	Amount	Received	Termination	March 31, 2010(a)	Market
Counterparty	Obligation	(000’s)	by the Fund	Date	(basis points)	Value(b)

Protection Sold:
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$10,000	3.000%	06/20/19	200	$669,742

(a)	A credit spread on the referenced obligation, together with the period of expiration, is an indicator of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	There are no upfront payments on the swap contract listed above, therefore the unrealized gain on the swap contract is equal to its market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 94.7%

Alabama – 1.3%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA/NR)(a)(b)(c)
$1,000,000	11.540%	11/03/16	$1,182,910
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,587,119
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,016,290
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	579,721
100,000	5.000	11/15/21	94,090
Mobile Alabama Board of Water & Sewer Commissioners RB Series 2002 (NATL-RE FGIC) (AA-/A2)
1,000,000	5.250	01/01/18	1,045,350
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-/NR)
2,900,000	5.250	06/01/37	2,492,057

			7,997,537

Alaska – 0.8%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AA/Aa2)
4,000,000	5.250	12/01/34	4,032,520
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA/NR)(d)
1,000,000	5.125	05/01/14	1,140,880

			5,173,400

Arizona – 2.0%
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)(f)
2,170,000	1.290	02/02/15	2,007,250
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (NR/NR)(d)
3,410,000	5.750	07/01/14	3,982,709
Maricopa County Arizona Pollution Control Corp. PCRB for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,490,620
Navajo County Arizona Pollution Control Corp. PCRB Series 2009 B (BBB-/Baa2)(c)
2,000,000	5.500	06/01/14	2,125,420
Northern Arizona University RB Series 2003 (FGIC) (A+/A2)(d)
1,235,000	5.500	06/01/14	1,428,821
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/Baa2)
500,000	5.000	01/01/26	468,850

			12,503,670

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AAA/NR)
520,000	5.500	07/01/23	543,936

California – 20.4%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/A3)
1,790,000	6.125	08/15/20	1,818,837
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,213,720
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AAA/Aa1)
5,000,000	5.000	11/01/39	5,268,050
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,121,050
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (NR/NR)
1,000,000	5.750	09/01/23	1,005,330
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (BBB/NR)(c)
2,500,000	4.500	06/01/10	2,505,225
California State GO Bonds Refunded Balance Series 2000 (FGIC) (AAA/Baa1)(d)
75,000	5.250	09/01/10	76,505
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (AGM) (AAA/Aa2)
2,000,000	5.375	10/01/19	2,121,360
California State Various Purpose GO Bonds Series 2009 (A-/Baa1)
5,000,000	5.250	10/01/25	5,070,850
10,000,000	5.250	10/01/29	9,927,600
5,000,000	6.500	04/01/33	5,476,900
2,750,000	6.000	04/01/38	2,896,217
California State Various Purpose GO Bonds Series 2010 (A-/Baa1)
1,250,000	6.000	03/01/33	1,330,550
1,500,000	5.500	03/01/40	1,495,545
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A-/NR)
1,435,000	5.750	08/15/38	1,395,796
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AAA/Aa3)
155,000	5.250	10/01/19	165,518
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Series 2006 C (AMBAC) (AA-/Aa2)(e)
6,340,000	0.000	08/01/35	1,203,966

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa3)(e)
$6,500,000	0.000%	06/01/34	$1,432,730
East Bay California Municipal Utility District Water System RB Rolls II R-11826-1 Series 2010 (AAA/NR)(a)(b)
1,670,000	11.322	12/01/17	1,930,770
Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006 (NR/NR)
425,000	5.000	09/01/36	317,573
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
410,000	5.000	09/01/36	317,537
Foothill-De Anza California Community College District GO Bonds for Capital Appreciation Series 2007 B (AMBAC) (AA/Aa1)(e)
11,235,000	0.000	08/01/36	2,282,390
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aa1)
6,000,000	5.000	08/01/27	6,284,040
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (BB/NR)(e)
50,000,000	0.000	06/01/47	1,839,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (BBB-/NR)(e)
19,500,000	0.000	06/01/47	622,245
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AAA/Aaa)(d)
1,225,000	6.750	06/01/13	1,423,523
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-3 (AAA/Aaa)(d)
350,000	7.875	06/01/13	418,806
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-5 (AAA/Aaa)(d)
650,000	7.875	06/01/13	777,783
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BBB/Baa3)
5,000,000	5.000	06/01/33	3,899,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AAA/Aaa)(d)
7,800,000	5.500	06/01/13	8,764,782
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AAA/Aa3)
3,500,000	5.000	06/01/35	3,345,440

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (BBB+/Baa2)
3,075,000	5.000	06/01/45	2,638,381
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BBB/Baa3)
4,500,000	5.750	06/01/47	3,169,080
Hacienda La Puente California Unified School District GO Bonds for Election of 2000 Series 2003 B (AGM) (AAA/Aa3)(d)
1,200,000	5.250	08/01/13	1,356,828
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000	09/01/25	482,420
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AAA/Aa3)(e)
2,000,000	0.000	08/01/37	343,840
4,500,000	0.000	08/01/38	723,330
4,500,000	0.000	08/01/39	676,215
Menlo Park California GO Bonds Series 2002 (AAA/Aa1)
1,000,000	5.250	08/01/27	1,049,210
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(e)
1,205,000	0.000	08/01/26	424,799
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000	5.100	07/01/25	1,035,510
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
1,750,000	6.500	11/01/39	1,860,233
M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
3,500,000	6.125	11/01/29	3,615,255
1,750,000	6.500	11/01/39	1,860,233
Palomar Pomerado Health COPS Series 2009 (BBB/Baa2)
2,500,000	6.750	11/01/39	2,572,550
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa3)(e)
2,150,000	0.000	08/01/31	593,465
4,150,000	0.000	08/01/32	1,064,475
3,500,000	0.000	08/01/33	838,950
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AAA/Aa3)(e)(g)
6,450,000	0.000	08/01/38	4,027,057
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/A1)(f)
3,000,000	0.699	12/01/35	2,328,300
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AAA/Aa2)
3,000,000	5.000	05/01/30	3,061,770
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa3)
10,000,000	5.000	05/01/33	10,192,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

San Diego Unified School District GO Bonds for Election of 1998 Series 2002 D (FGIC) (AA/Aa2)
$1,000,000	5.250%	07/01/24	$1,096,700
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (AGM) (AAA/Aa3)
55,000	5.375	08/01/21	57,614
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (A/Baa1)(e)
1,605,000	0.000	01/15/26	462,144
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(e)
8,000,000	0.000	06/01/36	802,240
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007 (NR/NR)
1,865,000	5.000	09/01/37	1,477,229
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/A1)
310,000	5.250	06/01/34	315,177
Vernon California Industrial Redevelopment Agency Tax Allocation for Redevelopment Project Series 2005 (NATL-RE) (A/Baa1)
725,000	5.250	09/01/19	713,879
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A/NR)(e)
1,175,000	0.000	08/01/25	438,357

			130,026,779

Colorado – 1.2%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A-/A3)
800,000	5.000	03/01/25	797,464
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(d)
325,000	5.500	09/01/11	347,022
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	977,718
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (NR/NR)(d)
275,000	6.500	11/15/11	302,525
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (NATL-RE) (A/Baa1)(e)
5,000,000	0.000	09/01/27	1,566,900
La Plata County Colorado Durango School District No. 9-R GO Bonds Series 2002 (NATL-RE) (NR/NR)(d)
1,000,000	5.250	11/01/12	1,106,730
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa3)
2,200,000	5.250	12/01/26	2,388,562

			7,486,921

Connecticut – 0.6%
Connecticut State Development Authority PCRB Refunding for The Connecticut Light & Power Co. Project RMKT 9/23/98 Series 1993 A (BBB/Baa1)
2,150,000	5.850	09/01/28	2,178,681
Connecticut State Development Authority PCRB Refunding for The Connecticut Light & Power Co. Project RMKT 12/05/08 Series 1996 A (AMT) (BBB+/A2)(c)
1,500,000	5.250	04/01/10	1,500,000

			3,678,681

District of Columbia – 1.1%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa3)
600,000	6.250	05/15/24	602,928
1,000,000	6.500	05/15/33	969,720
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA/Aa3)
5,000,000	6.000	10/01/35	5,565,150

			7,137,798

Florida – 7.7%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (BBB+/NR)
1,195,000	5.000	05/01/19	1,167,718
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,460,000	6.000	05/01/35	2,422,264
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,275,000	5.750	05/01/35	2,115,523
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	3,889,258
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
945,000	5.375	05/01/36	805,972
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (AGM) (AAA/Aaa)(d)
1,000,000	5.250	08/15/14	1,151,680
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
570,000	5.000	05/01/21	568,062
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (A/Baa1)
125,000	4.750	10/01/36	122,780
Crossings At Fleming Island Community Development District Special Assessment Refunding Series 2000 B (NATL-RE) (A/Baa1)
1,765,000	5.800	05/01/16	1,780,726
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004 (NR/NR)
1,570,000	6.000	05/01/34	1,510,073
Double Branch Community Development District Special Assessment Series 2005 A (A-/NR)
540,000	5.350	05/01/34	490,477

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Florida State Municipal Power Agency RB Series 2009 A (A+/A1)
$1,000,000	6.250%	10/01/31	$1,123,230
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (A/Baa1)
2,755,000	5.375	05/01/22	2,773,403
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,820,000	5.750	05/01/35	1,709,799
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	293,619
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
1,130,000	5.875	05/01/35	1,068,449
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
2,500,000	5.000	11/15/13	2,504,775
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,220,000	5.375	05/01/30	1,032,254
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
930,000	6.000	05/01/35	877,176
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A/A2)
500,000	5.250	10/01/13	537,145
425,000	5.250	10/01/14	451,817
575,000	5.250	10/01/16	602,974
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A/A3)
1,000,000	5.250	07/01/26	1,027,790
Port Everglades Authority Port Facilities RB Series 1986 (ETM) (AAA/Aaa)
2,135,000	7.125	11/01/16	2,477,390
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
940,000	5.500	05/01/36	816,296
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
625,000	5.450	05/01/36	552,306
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,163,100
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (A/Baa1)
250,000	4.625	10/01/30	192,183
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A/Baa1)
1,395,000	4.500	05/01/18	1,425,271

Tampa Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000	5.250	10/01/19	1,050,560
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
925,000	5.350	05/01/35	813,870
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
4,485,000	5.850	05/01/35	4,210,608
Village Community Development District No. 5 Special Assessment Series 2003 A (NR/NR)
2,325,000	6.100	05/01/34	2,298,867
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
2,055,000	5.250	05/01/37	1,788,240
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	896,064

			48,711,719

Georgia – 0.2%
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB-/Baa2)
325,000	5.500	01/01/34	283,797
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,487
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000	6.000	03/01/12	1,092,500

			1,381,784

Guam – 0.3%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
600,000	5.375	12/01/24	620,736
850,000	5.625	12/01/29	870,596
750,000	5.750	12/01/34	766,657

			2,257,989

Hawaii – 0.6%
Hawaii State Airport System RB Refunding Series 2000 B (AMT) (NATL-RE FGIC) (A/A2)
3,500,000	6.625	07/01/17	3,559,500

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,090,160

Illinois – 3.3%
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (NATL-RE FGIC) (AA-/Aa3)
815,000	5.500	01/01/19	831,601

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A1)
$490,000	5.250%	01/01/34	$492,597
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
750,000	5.000	11/15/11	772,642
1,250,000	6.250	11/15/13	1,302,075
Chicago Single Family Mortgage RB Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AAA/Aaa)
1,150,000	6.250	10/01/32	1,180,774
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (NR/Aa3)
20,000	5.050	12/01/14	20,005
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Baa3)(c)
2,300,000	5.500	02/28/14	2,306,187
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	369,194
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
400,000	5.125	01/01/25	341,868
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	386,564
Illinois State GO Bonds First Series 2002 (NATL-RE) (A+/A2)
3,000,000	5.375	07/01/19	3,198,480
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AAA/Aa3)
2,725,000	9.000	11/01/16	3,660,411
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Series 1999 (NATL-RE FGIC) (AAA/A3)
800,000	5.250	12/15/28	809,344
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AAA/NR)
2,320,000	5.500	03/01/32	2,477,505
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (GO OF DIST) (AAA/NR)(e)
6,500,000	0.000	12/01/25	2,950,545

			21,099,792

Indiana – 2.4%
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (NR/NR)
125,000	4.850	07/05/15	128,114
Fall Creek Regional Waste District RB Refunding Series 2001 (NATL-RE) (A/Baa1)
100,000	4.700	03/01/13	102,921
Greencastle Indiana Waterworks RB Refunding Series 2001 (NATL-RE) (A/Baa1)
300,000	4.250	07/01/13	314,397

Indiana Bond Bank RB for Special Program Series 1998 A (AGM) (AAA/Aa3)
290,000	4.600	02/01/13	293,405
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A2)
3,900,000	5.000	02/15/39	3,543,891
Indiana State Educational Facilities Authority RB for Earlham College Project Series 1998 (NR/Aa3)
325,000	4.950	10/15/12	325,448
Indianapolis Indiana Airport Authority Special Facilities RB Refunding for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	661,414
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AAA/Aa3)(c)
3,500,000	5.000	08/15/13	3,752,035
Indianapolis Local Public Improvement Bond Bank RB for Waterworks Project Series 2009 A (AA-/A3)
2,000,000	5.750	01/01/38	2,109,300
Jasper County PCRB Refunding for Northern RMKT 08/25/08 Series 1994 C (NATL-RE) (AA/Baa1)
650,000	5.850	04/01/19	711,750
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (ST AID WITHHLDG) (AA+/NR)
275,000	4.650	07/05/13	302,349
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (NATL-RE FGIC) (AA+/NR)(d)
400,000	5.050	01/15/11	414,408
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (NATL-RE FGIC) (ST AID WITHHLDG) (NR/Aa3)(d)
240,000	4.625	07/15/10	245,275
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (AGM) (AAA/Aa3)
300,000	5.000	07/10/16	306,945
Princeton Indiana Sewer Works RB Refunding Series 2003 (NR/NR)
275,000	4.500	05/01/13	276,997
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (AGM) (AAA/Aa3)
200,000	4.600	07/01/13	202,274
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,365,280

			15,056,203

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (NR/A3)
1,325,000	5.250	06/01/22	1,374,211
Tobacco Settlement Authority of Iowa RB Asset-Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,394,812

			2,769,023

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Kentucky – 1.7%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Project Series 2010 A (A+/A1)(h)
$3,000,000	5.000%	02/01/40	$2,882,400
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(b)
470,000	14.670	11/11/14	678,060
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (A/NR)(d)
1,085,000	6.000	10/01/13	1,256,907
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (A/Baa1)
2,165,000	6.000	10/01/18	2,297,303
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A/A3)
3,750,000	6.125	02/01/37	3,899,400

			11,014,070

Louisiana – 1.9%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	634,345
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,312,525
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AAA/Aa3)
1,230,000	5.250	08/01/28	1,312,053
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC) (NR/NR)
2,000,000	5.250	10/01/27	1,942,080
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(c)
900,000	7.000	12/01/11	969,858
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,062,910
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AAA/Aa3)
500,000	6.000	01/01/23	552,500
St. John Baptist Parish Louisiana RB for Marathon Oil Corp. Series 2007 A (BBB+/Baa1)
2,500,000	5.125	06/01/37	2,312,175
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (BBB/Baa3)
1,220,000	5.875	05/15/39	1,132,794

			12,231,240

Maryland – 2.1%
Baltimore Maryland RB for Wastewater Projects Series 2005 B (NATL-RE) (AA/NR)(d)
3,260,000	5.000	07/01/15	3,761,323
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,212,000	6.500	07/01/31	1,194,026
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
280,000	5.600	07/01/20	276,970
555,000	5.700	07/01/29	522,821
Maryland State Health & Higher Educational Facilities Authority RB for Anne Arundel Health System Series 2010 (A-/A3)
1,000,000	5.000	07/01/32	978,900
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	513,130
750,000	5.500	08/15/33	761,250
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
2,000,000	5.250	12/01/12	2,039,500
1,025,000	5.375	12/01/14	1,042,835
500,000	5.625	12/01/16	504,790
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,674,855

			13,270,400

Massachusetts – 1.7%
Massachusetts Bay Transportation Authority Assessment RB Series 2004 A (AAA/Aa1)(d)
1,000,000	5.000	07/01/14	1,141,780
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AAA/Aa3)
2,420,000	6.350	01/01/30	2,560,505
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	2,865,300
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (AGM) (AAA/Aa3)
3,750,000	5.250	07/01/12	3,770,513
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-/NR)
575,000	5.500	07/01/40	379,138

			10,717,236

Michigan – 1.6%
Michigan Higher Education Student Loan Authority RB for Student Loan Series 2003-17-1 (AMT) (AMBAC) (AA/A1)
5,000,000	5.200	03/01/24	4,898,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Michigan State Hospital Finance Authority RB Refunding for Detroit Medical Center Series 2008 A (BHAC-CR) (AMBAC) (AA+/Aa1)
$5,000,000	5.500%	08/15/24	$5,002,100
Pontiac Tax Increment Finance Authority Tax Allocation Unrefunded Balance for Development of Area No. 3 Series 2002 (ACA) (B/NR)
360,000	5.375	06/01/17	246,208

			10,146,358

Minnesota – 0.7%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,656,315
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (BBB/Baa1)
2,900,000	5.250	05/15/36	2,738,673

			4,394,988

Mississippi – 0.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	680,520
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa3)
500,000	5.375	10/01/33	524,810

			1,205,330

Missouri – 1.0%
Jefferson County Missouri School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (NATL-RE) (AA+/Aa1)
300,000	4.350	03/01/16	314,691
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/Baa1)
270,000	4.750	06/01/25	253,306
4,125,000	5.000	06/01/35	3,766,991
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,128,830
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (AGM) (AAA/Aa3)
1,000,000	5.500	12/01/15	1,045,440

			6,509,258

Nevada – 0.7%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB/Baa3)(c)
765,000	5.450	03/01/13	820,898
Clark County Nevada School District GO Bonds Refunding Series 1998 (AGM) (AAA/Aa2)
800,000	5.500	06/15/13	892,712

Henderson Nevada Local Improvement District No. T-14 Limited Obligation Special Assessment Refunding Senior Series 2007 A (AGM) (AAA/Aa3)
835,000	4.250	03/01/12	855,082
North Las Vegas Nevada Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
645,000	4.850	12/01/15	615,182
1,455,000	5.100	12/01/22	1,258,342
University of Nevada RB for Community College System Series 2002 A (NATL-RE FGIC) (AA-/Aa3)
250,000	4.450	07/01/12	259,025

			4,701,241

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA) (BBB/NR)
1,000,000	5.000	01/01/27	922,010
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA/NR)(d)
1,000,000	5.250	08/15/13	1,131,490
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)
1,250,000	5.200	05/01/27	1,247,150

			3,300,650

New Jersey – 3.9%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (AA-/A1)
360,000	5.000	09/01/34	365,652
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AAA/Aa3)
1,000,000	6.000	12/15/34	1,126,770
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (AA-/A1)
4,000,000	5.500	12/15/29	4,415,360
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	582,702
175,000	5.500	07/01/30	172,256
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
500,000	6.500	07/01/21	475,485
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,532,075
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,064,430
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AAA/Aa3)
3,000,000	6.125	06/01/30	3,182,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AMT) (AA/Aa2)
$700,000	6.150%	10/01/23	$758,128
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,797,708
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(d)
2,370,000	6.000	06/01/12	2,620,106
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (BB-/NR)(e)
11,250,000	0.000	06/01/41	555,863
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(d)
300,000	6.750	06/01/13	349,932
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,480,832
3,000,000	5.000	06/01/29	2,407,080

			24,886,629

New Mexico – 1.1%
Farmington New Mexico PCRB Refunding for Public Service Co. San Juan Project Series 1997 D (BB+/Baa3)
3,530,000	6.375	04/01/22	3,550,756
New Mexico Mortgage Financial Authority Multi-Family Housing RB for Sunset View Senior Apartments Series 2006 A (FNMA) (AAA/NR)(c)
2,800,000	4.700	08/01/28	2,700,768
Santa Fe County New Mexico Gross Receipts Tax RB Series 2008 (AGM) (AAA/Aa3)
1,000,000	5.250	06/01/31	1,056,940

			7,308,464

New York – 2.8%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (AAA/Aa3)
4,500,000	5.750	05/01/26	4,960,125
4,500,000	5.750	05/01/29	4,889,655
New York City GO Bonds Series 2006 A (AA/Aa3)
400,000	5.000	08/01/18	437,292
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BB+/NR)
2,045,000	5.000	11/01/12	2,107,004
New York Mortgage Agency RB for Homeowner Mortgage (AMT) Series 2003-109 (NR/Aa1)
900,000	4.800	10/01/23	901,422
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (A/Baa1)
1,500,000	5.500	11/01/14	1,635,555
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	192,670

Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000	5.500	06/01/19	2,804,620

			17,928,343

North Carolina – 0.7%
Charlotte North Carolina Water & Sewer System RB Series 2009 B (AAA/Aa1)
2,000,000	5.000	07/01/38	2,133,600
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (A-/Baa1)
500,000	5.375	01/01/16	532,845
850,000	5.375	01/01/17	902,377
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AAA/Aa3)
500,000	6.000	01/01/19	551,225
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A/A2)
450,000	5.500	01/01/13	497,552

			4,617,599

North Dakota – 0.3%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
2,250,000	5.125	07/01/25	2,025,855

Ohio – 1.4%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BBB/Baa3)
445,000	5.125	06/01/24	408,973
4,050,000	6.500	06/01/47	3,157,987
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (A-/NR)
1,670,000	5.250	12/01/24	1,729,569
1,755,000	5.250	12/01/25	1,810,493
1,350,000	5.250	12/01/26	1,387,260
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond Fund for Truckloan Place Series 2005 C (AMT) (BBB-/NR)
405,000	5.125	11/15/25	350,151

			8,844,433

Oklahoma – 0.0%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
240,000	5.000	12/01/27	219,689
140,000	5.125	12/01/36	123,964

			343,653

Oregon – 0.8%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A3)
1,500,000	8.250	01/01/38	1,782,915

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)

Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Series 2002 (BB+/NR)(d)
$1,255,000	6.125%	09/01/12	$1,420,208
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BB+/NR)
745,000	6.125	09/01/22	720,177
Medford Oregon Hospital Facilities Authority RB for Asante Health System Series 2005 (AGM) (AAA/NR)
1,000,000	5.000	08/15/40	981,550

			4,904,850

Pennsylvania – 0.8%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (A/Baa1)
2,000,000	7.500	09/01/26	2,418,920
Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A1)(d)
150,000	5.375	11/15/14	173,754
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (A-/A2)
2,000,000	6.250	11/01/31	2,029,260
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A+/A1)(d)
225,000	5.375	11/15/14	259,553

			4,881,487

Puerto Rico – 5.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
2,000,000	6.000	07/01/38	2,073,360
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)(g)(e)
3,000,000	0.000	07/01/24	2,975,850
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (AAA/Baa3)(d)
980,000	5.250	07/01/16	1,148,893
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB-/Baa3)
3,000,000	6.500	07/01/37	3,266,790
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (A/Baa1)
2,000,000	6.000	07/01/27	2,089,560
Puerto Rico Commonwealth GO Bonds Series 2008 A (BBB-/Baa3)
2,500,000	5.375	07/01/33	2,452,625
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XLCA-ICR) (BBB+/Aaa)(d)
2,500,000	5.000	07/01/16	2,894,700
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Ba1)
900,000	5.250	07/01/18	912,204
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,214,850

Puerto Rico Public Buildings Authority RB Refunding Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB-/Baa3)(c)
1,480,000	5.000	07/01/12	1,532,437
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Ba1)(c)
5,400,000	5.750	02/01/12	5,579,226
Puerto Rico Sales Tax Financing Corp. Sales Tax RB for Capital Appreciation First Subseries 2009 A (A+/A2)(e)(g)
13,000,000	0.000	08/01/32	10,023,000

			36,163,495

Rhode Island – 0.4%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (AMT) (AGM) (AAA/Aa3)
2,800,000	4.900	10/01/37	2,654,344

South Carolina – 0.6%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000	08/01/30	2,137,625
Spartanburg South Carolina Water System RB Series 2009 (ASSURED GTY) (AAA/Aa3)
1,500,000	5.000	06/01/39	1,538,685

			3,676,310

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	507,895
300,000	5.250	07/01/38	296,490

			804,385

Tennessee – 1.1%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,731,513
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,508,705
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA/NR)(c)
1,000,000	4.850	06/01/25	981,630
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	1,849,680

			7,071,528

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Texas – 12.3%
Beaumont Independent School District Unlimited Tax GO Bonds for School Building Series 2008 (PSF-GTD) (AAA/Aaa)
$1,085,000	5.250%	02/15/27	$1,173,710
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa3)
700,000	7.700	04/01/33	452,123
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa3)
1,200,000	7.700	03/01/32	776,316
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa3)(c)
1,045,000	5.750	11/01/11	1,010,588
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000	5.375	04/01/19	1,256,588
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/Baa3)
2,675,000	5.375	02/15/29	2,638,941
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (AMT) (NATL-RE) (A+/A1)
1,000,000	6.250	11/01/28	1,003,210
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (AMT) (XLCA) (A+/A1)
2,000,000	6.125	11/01/18	2,002,360
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (AGM) (AAA/Aa3)
2,015,000	5.750	09/01/27	2,083,248
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	1,025,480
Grand Prairie Texas Independent School District GO Bonds Series 2003 (AGM) (AAA/Aa3)(d)
1,000,000	5.375	02/15/13	1,118,750
Gulf Coast Waste Disposal Authority Texas RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	1,002,370
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2008 C (AAA/Aa1)(d)
2,580,000	5.750	10/01/18	3,112,357
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	689,682
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/A1)
1,000,000	5.250	05/15/25	1,055,410
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,214,950
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,406,587

Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/Baa1)
2,500,000	5.200	05/01/30	2,236,150
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
7,500,000	5.125	06/01/11	7,756,875
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	134,382
235,000	5.625	02/15/35	196,921
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA/NR)
1,160,000	5.500	08/15/21	1,222,257
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
400,000	6.625	01/01/11	405,672
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB/NR)(c)
1,000,000	6.000	08/01/13	1,105,400
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,822,575
1,100,000	6.250	01/01/39	1,190,596
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(e)(g)
6,000,000	0.000	01/01/43	4,587,180
North Texas Tollway Authority RB Refunding First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,179,300
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo County School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,551,265
1,000,000	5.500	02/01/29	1,083,730
1,670,000	5.500	02/01/31	1,796,452
Port of Houston Authority of Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aa1)
3,000,000	6.125	10/01/33	3,261,300
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aa1)
2,730,000	5.250	08/01/34	2,919,462
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB/Baa2)
5,000,000	5.750	10/01/21	5,085,450
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,843,642
1,900,000	5.250	02/01/27	2,028,212
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB/NR)
425,000	5.125	05/15/37	350,476

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)
$3,000,000	6.250%	12/15/26	$3,239,970
Tomball Hospital Authority RB Refunding Series 2005 (NR/Baa3)
650,000	5.000	07/01/20	601,698
250,000	5.000	07/01/23	223,155
Waxahachie Independent School District GO Bonds Unrefunded Balance for Capital Appreciation Series 2000 (PSF-GTD) (AAA/Aaa)(e)
80,000	0.000	08/15/13	66,004

			77,910,794

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,858,203

Utah – 1.0%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB/Baa2)
2,000,000	5.700	11/01/26	2,008,760
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,125,000	5.875	07/01/39	2,182,375
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AAA/Aa2)
2,135,000	5.900	07/01/36	2,200,480

			6,391,615

Virginia – 1.0%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (A/Baa1)
1,850,000	5.250	07/15/26	1,888,295
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C-1 (BB/NR)(e)
2,250,000	0.000	06/01/47	69,300
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
3,000,000	6.250	07/01/31	3,250,350
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,140,880

			6,348,825

Washington – 3.1%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (AA+/NR)(a)(b)(c)
700,000	13.288	12/14/17	963,438
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (AA+/NR)(a)(b)(c)
730,000	13.294	12/14/17	986,953
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/Baa1)
2,000,000	5.000	12/01/30	1,917,820

Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/A1)
2,000,000	5.000	12/01/30	2,066,020
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa3)
3,165,000	6.625	06/01/32	3,182,914
Vancouver Washington Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA) (NR/NR)
3,025,000	6.000	01/01/34	2,524,967
Washington State Various Purpose GO Bonds Series 2002 A (AA+/Aa1)
300,000	5.000	07/01/14	324,933
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	592,580
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (BBB+/NR)
315,000	5.000	12/01/36	265,983
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AAA/Aa3)
250,000	6.000	08/15/39	265,413
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AAA/Aa3)
250,000	6.000	08/15/39	265,412
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (A+/A2)
3,000,000	6.500	11/15/33	3,174,150
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,022,770

			19,553,353

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+/NR)
2,000,000	5.250	07/01/25	2,033,680
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A+/A2)
1,000,000	5.500	06/01/39	988,770

			3,022,450

Wisconsin – 2.1%
Badger Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(d)
1,000,000	6.375	06/01/12	1,110,090
Madison Community Development Authority Development RB for Wisconsin Alumni Research Foundation Project Series 2009 (AAA/NR)
3,215,000	5.000	10/01/39	3,363,276
Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (NATL-RE) (A/Baa1)
5,000,000	5.875	08/15/26	5,006,300

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
$375,000	5.125%	05/15/29	$329,438
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	84,569
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
1,750,000	5.250	08/15/24	1,693,335
1,750,000	5.250	08/15/31	1,606,797

			13,193,805

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $593,919,728)			$602,356,083

Other Municipal Debt Obligation – 0.2%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (NR/Baa3)(b)(c)
$2,000,000	5.500%	09/30/15	$1,268,420
(Cost $2,000,000)

Short-Term Investments – 3.0%

Alaska – 0.5%
Valdez Alaska Marine Terminal VRDN RB Refunding for Exxon Pipeline Co. Project Series 1993 A (A-1+/VMIG1)(f)
$3,000,000	0.330%	04/01/10	$3,000,000

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(f)
800,000	0.270	04/01/10	800,000

Illinois – 0.1%
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(f)
600,000	0.280	04/01/10	600,000

Massachusetts – 0.2%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (GO OF INSTN) (A-1+/VMIG1)(f)
1,000,000	0.270	04/01/10	1,000,000

New Hampshire – 1.3%
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 A (A-1+/VMIG1)(f)
2,500,000	0.270	04/01/10	2,500,000

New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 B (A-1+/VMIG1)(f)
5,900,000	0.270	04/01/10	5,900,000

			8,400,000

New York – 0.7%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(f)
3,600,000	0.350	04/01/10	3,600,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(f)
500,000	0.250	04/01/10	500,000

			4,100,000

Texas – 0.1%
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(f)
900,000	0.360	04/01/10	900,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,800,000)			$18,800,000

Shares	Rate	Value

Investment Company – 1.1%

JPMorgan Tax Free Money Market Fund – Institutional Shares(f)
6,721,900	0.130%	$6,721,900
(Cost $6,721,900)

TOTAL INVESTMENTS – 99.0%
(Cost $621,441,628)		$629,146,403

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		6,428,397

NET ASSETS – 100.0%		$635,574,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,010,551, which represents approximately 1.1% of net assets as of March 31, 2010.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Issued with zero coupon. Income is recognized through the accretion of discount.

(f)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2010.

(g)	Security is issued with zero coupon until the next reset date.

(h)	When-issued security.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investor Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. -Insured Custodial Receipts
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF DIST	—	General Obligation of District
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. - Insured Custodial Receipts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 88.3%

Alabama – 1.6%
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
$1,110,000	5.000%	12/01/11	$1,147,129
Birmingham Waterworks & Sewer Board RB Series 2002 B (NATL-RE) (AAA/NR)(a)
5,000,000	5.000	01/01/13	5,518,400
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,484,151
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
1,185,000	5.000	02/01/11	1,212,054
500,000	5.000	02/01/12	522,445
1,000,000	5.000	02/01/13	1,061,440
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (BBB/B3)
3,500,000	5.250	01/01/11	3,388,945
Jefferson County Alabama Sewer Warrants RB for Capital Improvement Series 2002 D (FGIC) (AAA/Aaa)(a)
5,000,000	5.250	08/01/12	5,462,950
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
1,350,000	2.000	08/15/10	1,354,806
1,550,000	2.000	08/15/11	1,558,912
1,925,000	3.000	08/15/12	1,964,174
2,345,000	3.000	08/15/13	2,380,996
2,795,000	3.500	08/15/14	2,853,919
3,300,000	4.000	08/15/15	3,397,779
3,850,000	3.000	08/15/16	3,689,994

			36,998,094

Alaska – 0.5%
Alaska State Housing Finance Corp. RB Series 2002 A (NATL-RE) (GO OF CORP) (AA/Aa2)
1,000,000	5.000	07/01/11	1,050,400
Anchorage Alaska GO Bonds Series 2001 B (NATL-RE FGIC) (AA/Aa3)
1,010,000	5.500	07/01/12	1,065,934
North Slope Borough Alaska GO Bonds Series 2009 A (AA-/A2)
1,000,000	3.000	06/30/10	1,005,630
Northern Tobacco Securitization Corp. RB for Asset-Backed Bonds Series 2006 A (BBB+/Baa3)
8,445,000	4.625	06/01/23	8,269,344

			11,391,308

Arizona – 1.3%
Arizona Health Facilities Authority RB for Banner Health Series 2007 B (A+/NR)(b)
2,150,000	0.979	01/01/37	1,515,858
Arizona Health Facilities Authority RB for Catholic Healthcare West Series 2009 E (A/A2)(c)
2,000,000	5.000	07/02/12	2,103,660

Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)
4,500,000	1.290	02/02/15	4,162,500
Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment for Improvement Series 2007 A (AMBAC) (BBB+/A3)
1,160,000	5.250	01/01/11	1,185,485
1,225,000	5.250	01/01/12	1,283,763
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 E (BBB-/Baa2)(c)
1,000,000	6.000	05/01/14	1,099,600
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,274,950
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB-/Baa2)(c)
3,000,000	5.500	06/01/14	3,188,130
Phoenix Arizona GO Bonds Refunding Series 2009 C (AAA/Aa1)
1,225,000	2.000	07/01/12	1,251,742
4,000,000	2.500	07/01/13	4,152,880
Phoenix Civic Improvement Corp. RB Refunding Junior Lien Series 2009 B (AAA/Aa3)
1,000,000	3.000	07/01/12	1,037,560
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,459,845

			30,715,973

Arkansas – 0.3%
Arkansas State GO Bonds Federal Highway Series 2001 A (AA/Aa2)
5,000,000	5.250	08/01/12	5,067,850
Springdale Arkansas Sales & Use Tax RB Series 2004 (NATL-RE) (NR/NR)(a)
270,000	4.000	07/01/10	272,252
Washington County Arkansas Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa1)
1,000,000	5.000	02/01/11	1,015,380

			6,355,482

California – 13.1%
Adelanto Public Financing Authority RB Refunding Series 2006 (NR/NR)
1,460,000	4.050	09/15/11	1,467,081
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A2)(c)
2,500,000	5.000	07/01/14	2,721,275
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(c)
5,000,000	5.000	10/16/14	5,478,050
California Health Facilities Financing Authority RB Unrefunded Balance for Catholic Healthcare West Series 2004 H (A/A2)(c)
3,785,000	4.450	07/01/11	3,906,044

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California Infrastructure & Economic Development Bank RB for The J. Paul Getty Trust RMKT 08/02/06 Series 2003 A (AAA/Aaa)(c)
$4,650,000	3.900%	12/01/11	$4,882,221
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
1,000,000	5.000	02/01/12	1,028,660
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Project Series 1998 B (BBB/NR)(c)
1,200,000	4.000	06/01/10	1,201,596
California State Economic Recovery GO Bonds Prerefunded Series 2004 A (ETM) (AAA/Aaa)
255,000	5.250	07/01/14	293,987
California State Economic Recovery GO Bonds Refunding Series 2009 B (A+/A1)(c)
40,290,000	5.000	07/01/14	44,466,864
California State Economic Recovery GO Bonds Series 2008 B (AAA/Aaa)(a)
8,400,000	5.000	07/01/10	8,493,912
5,925,000	5.000	07/01/11	6,255,378
California State Economic Recovery GO Bonds Unrefunded Balance Series 2004 A (A+/A1)
890,000	5.250	07/01/14	999,194
California State GO Bonds Refunding Series 2002 (A-/Baa1)
2,000,000	5.000	02/01/12	2,130,360
California State GO Bonds Refunding Series 2005 (A-/Baa1)
3,000,000	5.000	05/01/14	3,292,080
California State GO Bonds Series 1993 (FGIC-TCRS) (A/Baa1)
4,150,000	4.750	09/01/23	4,061,231
California State GO Bonds Series 2004 (A-/Baa1)
2,000,000	4.125	04/01/13	2,118,420
California State Public Works Board Lease RB for Various Capital Projects Subseries 2009 G-1 (BBB+/Baa2)
5,000,000	4.000	10/01/11	5,142,000
California State RANS Subseries 2009 A-1 (SP-1/MIG1)
15,830,000	3.000	05/25/10	15,885,563
California State RANS Subseries 2009 A-2 (SP-1/MIG1)
4,450,000	3.000	06/23/10	4,473,185
California State Various Purpose GO Bonds Series 1991 (NATL-RE) (A/NR)(d)
1,750,000	0.000	09/01/11	1,699,233
California State Various Purpose GO Bonds Series 2005 (A-/Baa1)
3,850,000	5.000	03/01/13	4,167,278
California State Various Purpose GO Bonds Series 2006 (A-/Baa1)
2,500,000	5.000	03/01/14	2,736,825
California Statewide Communities Development Authority RB for California State Proposition 1A Receivables Program Series 2009 (A-/Baa1)
12,725,000	4.000	06/15/13	13,282,737
30,425,000	5.000	06/15/13	32,685,273

California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+/NR)(c)
1,000,000	3.850	06/01/12	1,038,130
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,425,900
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 E (A+/NR)(c)
3,000,000	3.500	05/02/11	3,047,280
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006 (NR/NR)
100,000	4.350	09/02/11	100,267
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
350,000	5.000	08/15/11	361,841
550,000	5.000	08/15/12	579,859
250,000	5.000	08/15/14	263,475
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aa1)
2,070,000	4.000	08/01/11	2,158,141
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BBB/Baa3)
17,385,000	4.500	06/01/27	15,976,815
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AAA/Aaa)(a)
2,000,000	5.500	06/01/13	2,247,380
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,014,160
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/Baa2)
1,815,000	5.000	06/01/11	1,872,699
1,150,000	5.000	06/01/12	1,204,912
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AAA/Aaa)(a)
2,000,000	6.750	06/01/13	2,324,120
Kings River Conservation District COPS for Peaking Project Series 2004 (NR/Baa1)
300,000	5.000	05/01/11	310,248
300,000	5.000	05/01/12	314,658
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (A/Baa1)
540,000	5.500	07/01/17	563,841
Los Angeles County Metropolitan Transportation Authority Sales Tax RB First Tier Senior Refunding Series 2009 A (AAA/Aa3)
4,000,000	5.000	07/01/11	4,203,120

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding Second Senior Series 2009 B (AA+/Aa3)
$2,385,000	4.000%	07/01/13	$2,592,352
Los Angeles Department of Water & Power RB for Power System Series 2001 A (NATL-RE) (AA-/Aa3)
6,780,000	5.375	07/01/13	7,147,679
Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa3)
2,000,000	5.000	07/01/13	2,216,920
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa3)
4,065,000	2.500	07/01/11	4,157,397
4,010,000	5.000	07/01/12	4,353,497
3,080,000	3.000	07/01/13	3,220,386
3,735,000	3.000	07/01/14	3,885,894
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A/A3)
1,250,000	2.000	08/01/12	1,261,038
1,790,000	3.000	08/01/13	1,844,273
1,235,000	4.000	08/01/14	1,310,372
1,705,000	3.000	08/01/15	1,711,632
Oakland California RANS Series 2009 A (SP-1+/MIG1)
20,000,000	2.500	07/16/10	20,098,800
Poway Unified School District GO BANS for School Facilities Improvement District No. 2007-1 Election of 2008 Series 2010 (NR/MIG1)(d)
12,000,000	0.000	12/01/11	11,682,600
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/Baa2)
255,000	5.000	08/01/14	272,837
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/A1)(b)
1,650,000	0.699	12/01/35	1,280,565
San Bernardino County Transportation Authority RB Series 2009 A (SP-1+/MIG1)
1,500,000	4.000	05/01/12	1,574,235
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/A2)
1,000,000	5.000	05/15/13	1,102,680
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AAA/Aa3)(e)
4,455,000	5.000	05/01/17	4,952,713
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
500,000	4.000	08/01/10	501,710
350,000	4.000	08/01/11	354,939
250,000	4.500	08/01/13	259,110
200,000	5.000	08/01/14	209,468
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)
3,000,000	4.500	03/01/14	3,064,470

Tobacco Securitization Authority of Northern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2005 A-1 (BBB/Baa3)
1,605,000	4.750	06/01/23	1,474,883
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2002 A (AAA/Aaa)(a)
4,590,000	5.250	06/01/12	5,013,657
William S. Hart Union High School District GO BANS Series 2009 (SP-1/NR)
3,730,000	4.000	12/01/11	3,801,691
2,825,000	5.000	12/01/11	2,924,581

			309,145,672

Colorado – 1.0%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
500,000	5.000	12/01/10	507,735
Denver Colorado Airport System RB Series 2009 A (A+/A1)
500,000	5.000	11/15/12	539,520
Denver Colorado GO Bonds for Better Denver and Zoo Series 2009 A (AAA/Aa1)
1,025,000	4.000	08/01/11	1,068,921
E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (A/Baa1)
4,125,000	5.750	09/01/13	4,458,671
E-470 Public Highway Authority RB Series 2007 B-2 (NATL-RE) (A/Baa1)(c)
3,000,000	5.000	09/02/11	3,140,880
Northwest Parkway Public Highway Authority RB Senior for Capital Appreciation Series 2001 B (AMBAC) (NR/NR)(a)(d)
6,500,000	0.000	06/15/11	2,205,370
Northwest Parkway Public Highway Authority RB Senior Series 2001 A (AGM) (AAA/Aa3)(a)
11,400,000	5.250	06/15/11	12,249,072

			24,170,169

Connecticut – 1.2%
Connecticut State GO Bonds for Economic Recovery Series 2009 D (AA/Aa3)
10,000,000	5.000	01/01/13	11,005,400
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa3)
4,325,000	5.000	12/01/13	4,874,189
Connecticut State Health & Educational Facilities Authority RB for Ascension Health Series 1999 B (AA/Aa1)(c)
965,000	3.500	02/01/12	1,000,203
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(c)
4,500,000	4.000	02/07/13	4,835,880
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(c)
5,000,000	5.000	02/12/15	5,682,500

			27,398,172

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

District of Columbia – 0.2%
District of Columbia Income Tax Secured RB Refunding Series 2010 C (AAA/Aa2)(b)
$5,000,000	1.000%	12/01/11	$4,997,550

Florida – 6.2%
Broward County Florida Port Facilities RB Series 2009 A (A-/A2)
1,415,000	3.000	09/01/10	1,425,301
2,360,000	5.000	09/01/11	2,469,811
2,765,000	5.000	09/01/12	2,970,744
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000	5.375	12/01/10	4,005,360
Broward County Florida School Board COPS Series 2002 B (AGM) (AAA/Aa3)(a)
4,105,000	5.375	07/01/11	4,351,793
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA/NR)(a)(f)
5,000,000	8.950	10/01/12	5,975,050
Citizens Property Insurance Corp. Senior Secured RB Refunding for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
4,515,000	5.000	03/01/13	4,787,390
Citizens Property Insurance Corp. Senior Secured RB for High-Risk Account Series 2010 A-1 (A+/A2)(e)
7,500,000	5.000	06/01/14	7,981,725
Citizens Property Insurance Corp. Senior Secured Revenue Notes for High Risk Account Series 2009 A-2 (SP-1+/MIG1)
5,000,000	4.500	06/01/10	5,030,100
Escambia Country Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
1,980,000	5.000	08/15/13	2,088,682
2,240,000	5.000	08/15/14	2,356,122
2,365,000	5.000	08/15/15	2,464,022
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2006 A (NATL-RE-IBC) (AA-/Aa3)
800,000	5.000	07/01/10	808,648
17,300,000	5.000	07/01/11	18,062,411
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
8,000,000	5.000	07/01/13	8,682,640
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2009 F (AAA/Aa1)
3,195,000	3.000	06/01/13	3,344,015
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000	5.375	01/01/11	1,558,713
Florida State Department of Environmental Protection Florida Forever RB Refunding Series 2010 C (AA-/A1)
7,500,000	4.000	07/01/11	7,806,900
Florida State Department of Transportation GO Bonds for Right-of-Way Acquisition and Bridge Construction Series 2002 (AAA/Aa1)
3,790,000	5.375	07/01/13	4,180,256

Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,845,000	5.000	10/01/13	3,093,938
2,985,000	5.000	10/01/14	3,254,784
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
885,000	4.000	10/01/12	934,569
415,000	5.000	10/01/13	453,641
890,000	5.000	10/01/14	973,971
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
420,000	4.000	10/01/12	443,524
250,000	4.000	10/01/14	263,645
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A1)
265,000	3.000	10/01/12	273,416
290,000	3.000	10/01/13	298,138
290,000	3.000	10/01/14	293,651
Florida State Municipal Power Agency RB Refunding for Stanton Project Series 2008 (A+/A1)
1,030,000	4.250	10/01/12	1,093,932
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
1,255,000	5.000	06/01/13	1,301,184
855,000	5.000	06/01/14	882,420
Highlands County Florida Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2002 (AA-/A1)(c)
2,450,000	3.950	09/01/12	2,556,207
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/A1)
2,000,000	5.000	11/15/13	2,179,380
1,000,000	5.000	11/15/15	1,110,680
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/Aa3)
3,050,000	5.000	10/01/13	3,342,587
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,515,035
JEA Florida Electric System RB Refunding Subseries 2009 B (A+/Aa3)
2,000,000	5.000	10/01/11	2,101,580
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AAA/Aa3)
2,000,000	5.000	10/01/14	2,201,340
Miami-Dade County School Board COPS Series 2003 B (NATL-RE) (A/A3)(c)
1,500,000	5.000	05/01/11	1,550,430
1,400,000	5.500	05/01/11	1,454,446
Miami-Dade County School Board COPS Series 2008 A (AMBAC) (A/A3)
3,000,000	5.000	08/01/10	3,036,750
Miami-Dade County School District GO Bonds Refunding Series 1996 (NATL-RE) (A+/A2)
1,170,000	5.000	07/15/11	1,225,458

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AAA/Aa3)
$1,500,000	5.000%	10/01/13	$1,656,135
Miami-Dade County Water and Sewer System RB Refunding Series 2008 C (BHAC) (AA+/Aa1)
1,750,000	5.000	10/01/12	1,907,448
Orange County School Board COPS Series 1997 A (NATL-RE) (A+/A1)
2,870,000	6.000	08/01/11	3,046,218
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AAA/Aa3)
1,665,000	3.000	06/01/12	1,696,352
2,495,000	5.000	06/01/14	2,679,306
Palm Beach County Airport System RB Unrefunded Balance Series 2002 (NATL-RE) (A/A2)
2,000,000	5.750	10/01/11	2,118,360
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa3)
5,145,000	5.000	10/01/13	5,711,773

			145,999,981

Georgia – 2.9%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
3,250,000	5.700	09/01/13	3,251,690
Atlanta Georgia Wastewater RB Series 2009 A (A/Baa1)
2,500,000	4.000	11/01/11	2,560,425
Burke County Development Authority Power PCRB for Georgia Power Co. Plant Vogtle Project Fifth Series 1995 (A/A2)(c)
1,500,000	4.375	04/01/10	1,500,000
Cherokee County Georgia GO Bonds Series 2009 (AA+/Aa2)
1,200,000	3.000	04/01/11	1,231,032
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2009 (AA+/NR)
500,000	3.000	05/01/12	517,820
1,000,000	4.000	05/01/13	1,071,910
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2010 (AA+/NR)
500,000	3.000	05/01/12	517,820
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,145,130
1,000,000	4.500	07/01/14	1,115,690
Cobb County-Marietta Water Authority Georgia RB Series 2009 (AAA/Aaa)
1,500,000	5.000	11/01/13	1,691,265
2,850,000	5.000	11/01/14	3,250,995
Coffee County School District Sales Tax GO Bonds Series 2009 (AA+/NR)
700,000	3.000	08/01/12	726,607
Columbia County Georgia Sales Tax GO Bonds Series 2009 (AA+/Aa2)
1,265,000	4.000	04/01/12	1,340,217

De Kalb County School District GO Bonds Series 2007 (AA+/Aa1)
10,000,000	5.000	02/01/13	11,032,600
East Point Building Authority RB for Water and Sewer Project Series 2006 A (XLCA) (NR/NR)
1,025,000	5.000	02/01/12	1,030,412
750,000	5.000	02/01/13	751,118
East Point Building Authority RB Refunding for Water and Sewer Project Series 2007 (XLCA) (NR/NR)
600,000	4.000	02/01/12	592,830
Fulton County Facilities Corp. COPS for Public Purposes Project Series 2009 (AA-/A1)
1,100,000	3.000	11/01/11	1,124,453
Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (AGM) (AAA/Aa3)
1,705,000	5.000	01/01/11	1,758,844
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,737,531
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,418,179
Henry County School District GO Bonds Refunding Series 2001 (AA-/Aa3)
1,000,000	5.125	08/01/14	1,053,380
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa3)
1,000,000	2.500	02/01/13	1,030,860
1,000,000	5.000	02/01/14	1,118,760
Marietta Georgia GO Bonds Refunding Series 2009 B (AA+/Aa3)
645,000	4.000	01/01/12	676,844
710,000	2.000	01/01/13	721,963
Monroe County Development Authority PCRB for Georgia Power Co. First Series 1995 (A/A2)(c)
2,000,000	4.500	04/01/11	2,065,900
Municipal Electric Authority Georgia RB for Combustion Turbine Project Series 2002 A (NATL-RE) (A/A1)
5,000,000	5.250	11/01/13	5,514,850
Municipal Electric Authority Georgia RB Subseries 2010 B (A/A2)
1,200,000	3.000	01/01/12	1,230,504
2,355,000	3.000	01/01/13	2,425,627
1,685,000	3.000	01/01/14	1,727,563
Polk School District GO Bonds for Capital Appreciation Series 2008 (AA+/Aa1)(d)
1,355,000	0.000	04/01/12	1,309,689
Public Gas Partners, Inc. RB Series 2009 A (A+/A2)
6,130,000	5.000	10/01/15	6,655,402

			67,897,910

Guam – 0.1%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-/NR)
1,030,000	5.000	10/01/12	1,076,731

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)

Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB-/NR)
$1,000,000	5.000%	12/01/13	$1,070,820

			2,147,551

Hawaii – 0.4%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,391,680
Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa2)(a)
3,745,000	5.250	09/01/13	4,243,834

			8,635,514

Idaho – 0.4%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-/NR)
250,000	4.375	09/01/10	251,365
425,000	5.000	09/01/11	435,459
University of Idaho RB Refunding Series 2007 A (AGM) (AAA/Aa3)(c)
9,240,000	4.375	04/01/11	9,606,736

			10,293,560

Illinois – 4.7%
Berwyn Illinois GO Bonds Refunding Series 2004 (ETM) (AMBAC) (NR/NR)
200,000	5.000	12/01/12	213,334
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (AA-/Aa3)(d)
2,000,000	0.000	01/01/14	1,823,380
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (NATL-RE) (AA-/NR)(a)
5,000,000	5.750	01/01/12	5,517,050
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AAA/Aa3)
5,000,000	5.000	01/01/15	5,590,400
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AAA/Aa3)
6,275,000	5.000	01/01/15	6,912,352
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement Series 2000 (XLCA-ICR) (NR/A2)(a)
1,610,000	5.650	01/01/11	1,672,178
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A2)
1,000,000	5.000	03/01/15	1,094,350
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
300,000	5.000	11/15/11	309,057
2,715,000	6.250	11/15/13	2,828,107
Illinois Educational Facilities Authority RB for University of Chicago Series 1998 (AA/Aa1)(c)
2,500,000	3.375	02/03/14	2,631,525

Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
1,000,000	3.000	04/01/12	1,019,960
5,110,000	3.000	04/01/13	5,211,178
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
1,750,000	5.000	05/15/13	1,836,082
5,000,000	5.000	05/15/14	5,231,850
4,400,000	5.250	05/15/15	4,589,684
Illinois Health Facilities Authority RB for Advocate HealthCare Network Series 2003 A (AA/Aa2)(c)
1,875,000	4.375	07/01/14	1,964,588
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 06/04/08 Series 2003 A (AGM) (AAA/Aa3)
1,875,000	5.000	05/15/11	1,944,731
Illinois Municipal Electric Agency RB Refunding Series 2007 C (NATL-RE FGIC) (A+/A1)
1,200,000	5.000	02/01/11	1,232,760
Illinois State GO Bonds Certificates Series 2009 (SP-1/NR)
5,000,000	4.000	05/20/10	5,024,050
Illinois State GO Bonds Refunding Series 2010 (A+/A2)
25,345,000	5.000	01/01/14	27,647,593
Illinois State GO Bonds Refunding Series 2010 (AGM) (AAA/Aa3)
6,725,000	5.000	01/01/15	7,404,898
Illinois State GO Bonds Series 2004 B (A+/A2)
5,560,000	5.000	03/01/13	6,026,373
Illinois State GO Bonds Series 2009 A (A+/A2)
10,000,000	3.500	09/01/13	10,450,600
University of Illinois COPS for Utilities Infrastructure Projects Series 2001 A (AMBAC) (AA-/Aa3)(a)
3,000,000	5.000	08/15/11	3,180,810

			111,356,890

Indiana – 1.7%
Anderson Indiana RB Refunding for Anderson University Improvement Project Series 2007 (BBB-/NR)
605,000	4.500	10/01/10	607,856
Anderson School Building Corp. RB for First Mortgage Series 2003 (AMBAC) (AA+/NR)(a)
1,750,000	5.000	07/15/13	1,963,500
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/Baa3)
2,545,000	5.000	08/01/13	2,620,841
Duneland School Building Corp. RB Refunding for First Mortgage Series 2009 (AA+/NR)
1,070,000	4.000	02/01/13	1,130,776
Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA/NR)
4,000,000	5.000	02/01/13	4,399,000
Indiana Health Facility Financing Authority RB for Ascension Health Series 2001 (AA+/Aa1)(c)
2,000,000	3.625	08/01/11	2,073,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Indiana Health Facility Financing Authority RB for Ascension Health Series 2009 A (AA-/Aa2)(c)
$1,500,000	5.000%	08/01/13	$1,656,000
Indiana Transportation Finance Authority Highway RB Series 2000 (NATL-RE-IBC) (AA+/NR)(a)
3,600,000	5.500	12/01/10	3,721,968
Indiana Transportation Finance Authority Highway RB Series 2003 A (AGM) (AAA/Aa2)(a)
13,580,000	5.000	06/01/13	15,153,786
Indiana University RB for Student Fees Series 2008 S (AA/Aa1)
1,200,000	5.000	08/01/12	1,305,420
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (AA/Baa1)
2,500,000	5.200	06/01/13	2,694,675
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(c)
2,500,000	6.250	06/02/14	2,819,275

			40,146,597

Iowa – 0.5%
State University of Iowa RB for Academic Building Revenue Flood Anticipation Project Series 2009 (SP-1+/MIG1)
8,600,000	3.000	01/01/13	8,773,290
State University of Iowa RB Refunding for University’s Utility System Series 2009 S (NR/Aa2)
1,000,000	3.000	11/01/12	1,047,740
1,185,000	3.000	11/01/13	1,251,633

			11,072,663

Kansas – 0.7%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light RMKT 04/08/08 Series 2007 A-1 (FGIC) (A/Baa2)(c)
2,000,000	5.125	04/01/11	2,054,380
Kansas Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (NR/A2)
500,000	5.250	11/15/10	510,655
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/A1)
1,000,000	4.000	11/15/12	1,050,830
2,390,000	4.000	11/15/13	2,530,723
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/A1)
475,000	3.000	11/15/11	486,813
355,000	3.500	11/15/12	368,554
200,000	5.000	11/15/13	218,664
225,000	5.000	11/15/14	248,922
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,938,991
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa2)
1,000,000	3.000	11/01/14	1,043,450

Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (NR/A3)
350,000	5.000	07/01/10	352,555
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,269,291

			16,073,828

Kentucky – 0.1%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(f)(g)
940,000	14.670	11/11/14	1,356,119
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AAA/Aa3)
1,080,000	3.000	09/01/13	1,107,087

			2,463,206

Louisiana – 0.9%
DeSoto Parish Louisiana PCRB Refunding for International Paper Co. Projects Series 2002 A (BBB/Baa3)
1,240,000	5.000	10/01/12	1,306,290
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A3)(a)
4,405,000	5.000	02/01/14	5,000,864
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AAA/Aa3)
225,000	2.750	11/01/12	228,751
100,000	2.750	11/01/13	101,258
205,000	2.750	11/01/14	204,561
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005 (NR/NR)
2,500,000	4.750	05/01/15	2,350,175
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa3)
250,000	3.000	04/01/11	254,548
400,000	3.000	04/01/12	410,348
370,000	3.000	04/01/13	380,238
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (NR/Baa2)
440,000	5.000	07/01/10	440,704
350,000	5.000	07/01/12	361,333
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(c)
600,000	7.000	12/01/11	646,572
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AMBAC) (A+/A2)
2,030,000	4.000	06/01/12	2,123,421
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/A1)(a)
3,000,000	5.250	11/15/10	3,090,180
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,723,315

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)

Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (BBB/Baa3)
$200,000	5.500%	05/15/30	$200,382

			20,822,940

Maine – 0.3%
Ellsworth Maine GO BANS Series 2009 (SP-1+/NR)
4,119,000	2.000	12/15/11	4,192,071
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 (BBB/NR)(c)
2,000,000	2.250	05/03/10	2,000,000

			6,192,071

Maryland – 1.9%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2002 (AAA/NR)(a)
3,270,000	5.250	03/01/12	3,542,260
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,542,074
Baltimore County Maryland GO Bonds 71st issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,607,184
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	4,016,977
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,466,500
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,623,511
5,000,000	5.000	02/01/13	5,536,850
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa2)
4,500,000	5.250	03/01/15	5,195,610
Montgomery County Maryland GO Bonds for Consolidated Public Improvement Series 2001 (AAA/Aaa)(a)
5,000,000	4.750	02/01/11	5,230,100
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,654,400

			44,415,466

Massachusetts – 1.6%
Boston Massachusetts GO Bonds Refunding Series 2009 C (AA+/Aa1)
1,000,000	3.000	02/01/13	1,048,890
Boston Massachusetts GO Bonds Series 2009 A (AA+/Aa1)
1,000,000	4.000	04/01/13	1,080,360
Massachusetts Bay Transportation Authority Senior Sales Tax RB Series 2002 A (AAA/Aa2)(a)
10,000,000	5.250	07/01/12	10,895,400
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A2)
4,000,000	2.875	10/01/14	3,989,120

Massachusetts State Development Finance Agency Resource Recovery RB for SEMASS System Series 2001 A (NATL-RE) (AA-/Baa1)
2,175,000	5.625	01/01/12	2,263,262
260,000	5.625	01/01/14	270,808
Massachusetts State GO Bonds Refunding Series 2010 A (AA/Aa2)(b)
2,500,000	0.820	02/01/14	2,506,725
Massachusetts State GO Bonds Series 2001 C (AA/Aa2)
6,250,000	5.500	12/01/12	6,714,062
Massachusetts State GO Bonds Series 2005 C (AA/Aa2)
3,250,000	5.000	09/01/12	3,557,840
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AAA/Aaa)(c)
3,750,000	2.750	01/05/12	3,865,987
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (NR/NR)
445,000	5.000	08/15/10	449,050
780,000	5.000	08/15/11	791,411
465,000	5.000	08/15/12	471,366
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
500,000	5.000	07/15/10	501,300
285,000	5.000	07/15/11	287,608

			38,693,189

Michigan – 1.2%
Detroit Michigan Sewage Disposal RB Refunding Series 2003 A (AGM) (AAA/Aa3)
3,000,000	5.000	07/01/11	3,087,660
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(c)
6,850,000	4.250	01/15/14	7,238,463
Michigan State Building Authority RB Refunding for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,682,610
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
500,000	5.000	11/15/10	508,770
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2009 (A/A1)
1,000,000	3.000	11/15/10	1,005,520
1,000,000	3.500	11/15/11	1,015,180
1,000,000	3.000	11/15/12	1,000,480
Michigan Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A-/NR)(c)
2,500,000	5.250	08/01/14	2,762,475
Michigan Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Pollution Control Bonds Project Series 1995 CC (AMBAC) (BBB/Baa1)(c)
25,000	4.850	09/01/11	25,991

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BB+/Baa3)
$845,000	5.000%	06/01/10	$844,341
980,000	5.000	06/01/12	982,058
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,212,220
Wyandotte Electric RB Refunding Series 2009 A (ASSURED GTY) (AAA/Aa3)
3,235,000	4.000	10/01/12	3,375,108

			27,740,876

Minnesota – 2.2%
Hennepin County Minnesota GO Bonds Refunding Series 2009 B (AAA/Aaa)
8,280,000	3.000	12/01/12	8,728,031
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA+/NR)
8,575,000	4.000	06/01/14	9,312,107
Minnesota State GO Bonds Series 2001 (AAA/Aa1)(a)
10,000,000	5.000	10/01/11	10,651,500
Minnesota State GO Bonds Series 2008 C (AAA/Aa1)
3,850,000	5.000	08/01/12	4,209,629
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
1,000,000	2.500	10/01/13	1,010,010
950,000	3.000	10/01/14	969,228
Minnesota State Various Purpose GO Bonds Series 2009 D (AAA/Aa1)
9,445,000	5.000	08/01/13	10,599,557
Osseo Independent School District No. 279 GO Bonds Refunding for School Building Bonds Series 2009 C (SD CRED PROG) (AAA/Aa2)
3,820,000	3.000	02/01/13	4,015,469
St. Paul Independent School District No. 625 GO Bonds Refunding for Minnesota School Credit Enhancement Program Series 2009 C (SD CRED PROG) (AAA/Aa2)
1,930,000	4.000	02/01/12	2,036,999

			51,532,530

Mississippi – 0.6%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa3)
250,000	3.000	11/01/11	257,448
250,000	3.000	11/01/12	260,187
700,000	3.000	11/01/13	734,608
Greenville Public School District RB Refunding Series 2009 (AA-/NR)
580,000	4.000	08/01/12	609,389
605,000	4.000	08/01/13	642,256
Jackson State University Educational Building Corp. RB for Campus Facilities Project Series 2008 (NR/Aa3)(c)
2,375,000	5.000	03/01/11	2,469,145

Mississippi Development Bank Special Obligation RB Refunding Series 2009 B-1 (ASSURED GTY) (AAA/Aa3)
500,000	3.000	07/01/11	510,075
Mississippi State GO Bonds for Capital Improvement Series 2002 (AGM-CR) (AAA/Aa3)(a)
5,000,000	5.000	11/01/12	5,455,350
Ocean Springs School District GO Bonds Series 2009 (AA-/NR)
1,135,000	4.000	05/01/13	1,220,863
University Education Building Corp. RB Refunding Series 2009 B (AA-/Aa3)
1,790,000	3.000	10/01/13	1,863,497

			14,022,818

Missouri – 0.3%
Clay County Missouri Reorganized School District No. R-1 GO Bonds Refunding and Improvement Series 2001 Missouri State Direct Deposit Program (AA+/Aa1)
2,000,000	5.000	03/01/16	2,069,680
Columbia School District GO Bonds Refunding Series 2005 B (NR/Aa2)
1,000,000	5.000	03/01/12	1,075,980
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A/NR)
225,000	5.000	04/01/11	232,387
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aa1)
4,000,000	5.000	05/01/12	4,334,600

			7,712,647

Nebraska – 0.2%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aa1)
3,840,000	4.000	06/01/12	4,079,578

Nevada – 0.8%
Clark County GO Bonds Series 2000 (NATL-RE) (AA+/NR)(a)
1,030,000	5.500	07/01/10	1,042,731
Clark County School District Limited Tax GO Bonds Refunding Series 2001 C (NATL-RE FGIC) (AA/Aa2)
8,895,000	5.375	06/15/13	9,588,187
Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (AGM) (AAA/Aa3)
1,405,000	4.250	03/01/11	1,419,738
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (AA+/Aa2)
5,000,000	5.000	06/01/13	5,480,100
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
570,000	4.600	12/01/11	566,660
620,000	4.700	12/01/12	612,820
550,000	4.800	12/01/14	529,546

			19,239,782

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)

New Hampshire – 0.9%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (A-/A3)
$4,855,000	5.000%	01/01/12	$5,077,504
5,105,000	5.000	01/01/13	5,406,910
5,240,000	5.000	01/01/14	5,522,174
New Hampshire Health & Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
355,000	5.000	07/01/11	367,443
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+/NR)
2,900,000	3.250	08/01/13	2,961,364
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
355,000	5.000	06/01/10	355,714
375,000	5.250	06/01/11	380,767
395,000	5.250	06/01/12	404,085

			20,475,961

New Jersey – 3.1%
Atlantic County Utilities Authority Sewer RB Refunding Series 2009 (ASSURED GTY) (A/NR)
1,000,000	5.000	01/15/12	1,057,800
4,000,000	5.000	01/15/13	4,316,600
Franklin Township School District GO Bonds Refunding Series 2009 (SCH BD RES FD) (AA/NR)
1,315,000	4.000	08/15/12	1,399,081
Morris County GO Bonds Refunding Series 2009 (AAA/Aaa)
3,500,000	3.000	03/15/12	3,652,880
New Jersey COPS for Equipment Lease Purchase Agreement Series 2009 A (AA-/A1)
2,000,000	5.000	06/15/13	2,173,560
New Jersey Economic Development Authority Cigarette Tax RB Series 2004 (FGIC) (BBB/Baa2)
5,110,000	5.000	06/15/10	5,126,965
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (AA-/A1)
6,000,000	5.000	06/15/12	6,450,960
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (NATL-RE FGIC) (AA-/A1)
2,695,000	5.250	06/15/14	2,940,811
New Jersey Economic Development Authority RB for School Facilities Construction Series 2008 RMKT 04/30/08 (AGM) (AAA/Aa3)(c)
2,000,000	5.000	09/01/14	2,193,180
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2008 W (AA-/A1)
1,300,000	5.000	03/01/13	1,414,426
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,034,800
New Jersey State Turnpike Authority RB Refunded Balance Series 2000 A (NATL-RE) (A+/A3)
2,120,000	6.000	01/01/11	2,204,906

New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (AGM) (AAA/Aa3)
5,285,000	5.750	12/15/12	5,863,390
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/Aa3)
1,155,000	3.500	12/01/11	1,181,114
1,000,000	3.500	12/01/12	1,039,340
1,235,000	3.500	12/01/13	1,271,729
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,406,154
Tobacco Settlement Financing Corp. RB for Asset-Backed Bonds Series 2002 (AAA/Aaa)(a)
7,805,000	5.750	06/01/12	8,391,702
5,000,000	6.000	06/01/12	5,527,650
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
1,750,000	6.750	06/01/13	2,041,270
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
5,190,000	4.500	06/01/23	4,917,785
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aa1)
4,195,000	4.000	03/01/14	4,587,736

			73,193,839

New Mexico – 1.5%
Albuquerque Municipal School District No. 12 GO Bonds for School Building Series 2009 A (AA/Aa2)
1,000,000	4.000	08/01/11	1,045,690
Albuquerque Municipal School District No. 12 GO Bonds Refunding for School Building Series 2006 C (AA/Aa2)
2,955,000	5.000	08/01/12	3,223,875
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa2)
4,000,000	3.000	07/01/13	4,219,960
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project Services 2010 B (A/A1)(c)
10,000,000	2.875	04/01/15	9,896,800
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2009 A (AA+/Aa2)
6,000,000	2.000	06/15/12	6,133,680
New Mexico State Severance Tax RB Series 2009 A (AA/Aa2)
10,000,000	4.000	07/01/12	10,663,900

			35,183,905

New York – 8.0%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (NATL-RE) (AA/A1)
600,000	5.000	11/15/10	616,416
Metropolitan Transportation Authority RB Series 2008 (A/A3)(c)
1,825,000	5.000	11/15/12	1,978,482

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
$1,480,000	5.000%	08/01/13	$1,549,871
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	1,039,200
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A2)
500,000	4.000	06/01/12	527,355
3,000,000	4.000	06/01/13	3,207,060
New York City GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,030,860
New York City GO Bonds Series 2002 C (AGM) (AAA/Aa3)
7,625,000	5.250	08/01/11	8,070,376
New York City GO Bonds Series 2009 C (AA/Aa3)
7,000,000	5.000	08/01/13	7,742,350
New York City GO Bonds Series 2009 E (AA/Aa3)
9,340,000	3.000	08/01/13	9,730,132
New York City GO Bonds Series 2009 H-1 (AA/Aa3)
2,500,000	4.000	03/01/13	2,665,825
New York City Health & Hospital Corp. RB Refunding for Health System Series 2003 A (AMBAC) (GO OF CORP) (A+/A1)
500,000	5.000	02/15/11	518,185
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+/NR)
1,630,000	5.000	11/01/11	1,666,985
New York City Transitional Finance Authority RB Future Tax Secured Subordinate Bonds Series 2009 B (AAA/Aa2)
17,250,000	3.000	11/01/12	18,123,023
2,750,000	5.000	11/01/12	3,028,327
New York City Trust for Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(c)
1,500,000	2.750	07/01/12	1,542,735
New York State Dormitory Authority RB for New York University Hospital Center Series 2007 A (BBB/Baa2)
1,000,000	5.000	07/01/11	1,021,110
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (A/A1)
6,880,000	5.500	05/15/13	7,499,131
New York State GO Bonds Refunding Series 2009 C (AA/Aa3)
27,085,000	3.000	02/01/13	28,309,242
23,075,000	3.000	02/01/15	24,043,227
New York State Thruway Authority General BANS Series 2009 (SP-1+/MIG1)
15,000,000	4.000	07/15/11	15,654,600
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
4,560,000	4.000	04/01/13	4,883,395
2,730,000	5.000	04/01/14	3,045,615

New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA/NR)
1,300,000	3.000	03/15/11	1,331,109
1,060,000	5.000	03/15/13	1,170,887
New York State Urban Development Corp. RB Unrefunded Balance Senior Lien Series 1996 (GO OF CORP) (AAA/Aaa)
1,680,000	5.500	07/01/16	1,682,957
New York State Urban Development Corp. RB Unrefunded Balance Series 2002 A (AA-/A1)(c)
2,000,000	5.500	01/01/11	2,068,820
Newburgh New York BANS Series 2009 A (NR/NR)
2,000,000	4.875	08/31/10	2,009,800
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/A1)
10,000,000	5.500	06/01/15	10,072,700
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,006,760
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/A1)
12,500,000	5.500	06/01/19	13,464,125
Triborough Bridge & Tunnel Authority General Purpose RB Series 2008 (GO OF AUTH) (AA-/Aa2)
2,250,000	5.000	11/15/11	2,404,440
Triborough Bridge & Tunnel Authority RB Series 2001 A (FGIC-TCRS) (GO OF AUTH) (AAA/Aa2)(a)
5,000,000	5.000	01/01/12	5,360,400

			189,065,500

North Carolina – 2.3%
Albemarle Hospital Authority RB Refunding Series 2007 (NR/NR)
270,000	5.000	10/01/10	270,794
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (A+/Aa3)
1,715,000	5.000	09/01/12	1,856,110
3,190,000	5.000	09/01/13	3,517,645
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/A1)
1,220,000	2.250	07/01/14	1,214,107
Charlotte North Carolina GO Bonds Refunding Series 2009 B (AAA/Aaa)
6,010,000	5.000	06/01/13	6,722,365
Charlotte-Mecklenburg Hospital Authority RB Refunding for Carolinas HealthCare System Series 2009 A (AA-/Aa3)
740,000	4.000	01/15/13	780,560
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,101,000
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 A (A-/Baa1)
1,235,000	5.000	01/01/12	1,307,235
1,500,000	3.200	01/01/13	1,550,100
500,000	5.000	01/01/13	541,960

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)

North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
$500,000	3.000%	01/01/13	$514,050
3,000,000	3.000	01/01/14	3,077,970
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,133,470
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (A/A2)
5,395,000	5.250	01/01/13	5,929,105
North Carolina State GO Bonds Refunding Series 2009 A (AAA/Aaa)
3,115,000	5.000	03/01/12	3,361,552
10,000,000	5.000	03/01/13	11,108,100
Wake County GO Bonds Refunding Series 2009 D (AAA/Aaa)
10,000,000	4.000	02/01/13	10,808,600

			54,794,723

Ohio – 1.9%
Buckeye Tobacco Settlement Financing Authority RB Senior Turbo Asset Backed Bonds Series 2007 A-2 (BBB/Baa3)
3,795,000	5.125	06/01/24	3,487,757
3,450,000	5.375	06/01/24	3,242,862
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AAA/Aa3)(a)
5,000,000	5.000	12/01/13	5,650,150
Cleveland Ohio Airport System RB Series 2009 C (A-/A3)
5,000,000	4.000	01/01/13	5,245,750
Cleveland Ohio RB Sub Lien for Police & Fire Pension Series 2008 (AA/NR)
2,000,000	5.000	05/15/12	2,146,880
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Generation Corp. Project Series 2009 D (BBB-/Baa1)(c)
10,000,000	4.750	08/01/12	10,604,100
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa2)
2,450,000	5.000	08/01/13	2,735,058
Ohio State Higher Education Facility Commission RB for University Hospitals Health System, Inc. Series 2009 C (A/A2)(c)
4,100,000	3.750	01/15/13	4,228,658
Ohio State RB for Mental Health Capital Facilities Series II-2009 A (AA/Aa3)
1,735,000	3.500	12/01/12	1,823,971
1,320,000	4.000	12/01/13	1,419,290
Ohio State Water Development Authority Fresh Waste RB Refunding Series 2009 B (AAA/Aaa)
1,500,000	5.000	06/01/11	1,577,655
Ohio State Water Development Authority Solid Waste RB for Waste Management Project Series 2004 (BBB/NR)(c)
2,000,000	2.625	01/02/13	2,000,000

			44,162,131

Oklahoma – 1.2%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (ASSURED GTY) (AAA/NR)
1,390,000	5.000	09/01/10	1,415,757
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
4,020,000	2.000	03/01/13	4,068,843
4,745,000	2.250	03/01/14	4,803,553
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
730,000	4.375	12/01/10	734,716
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/A1)
1,340,000	5.000	06/01/13	1,454,074
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,736,936
Tulsa Oklahoma GO Bonds Refunding Series 2009 A (AA/Aa2)
1,015,000	3.000	03/01/13	1,065,770
Tulsa Oklahoma GO Bonds Refunding Series 2009 B (AA/Aa2)
1,985,000	3.000	03/01/13	2,084,290
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa2)
1,000,000	5.000	10/01/14	1,143,820

			28,507,759

Oregon – 0.4%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(c)
2,000,000	5.000	07/15/14	2,127,040
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (BB+/NR)(a)
550,000	5.800	09/01/12	618,167
520,000	5.900	09/01/12	585,681
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BB+/NR)
400,000	5.500	09/01/11	405,252
550,000	5.600	09/01/12	560,219
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BB+/NR)
325,000	5.800	09/01/14	330,285
175,000	5.900	09/01/15	177,026
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,663,263
North Clackamas School District No. 12 GO Bonds Refunding Series 2004 (AGM) (SCH BD GTY) (AAA/Aa2)
3,000,000	5.000	06/15/13	3,330,930

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)

Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
$500,000	5.000%	03/15/13	$535,525
500,000	5.000	03/15/14	539,220

			10,872,608

Pennsylvania – 1.9%
Allegheny County Hospital Development Authority RB for University of Pittsburgh Medical Center Series 2003 B (A+/Aa3)
3,000,000	5.000	06/15/10	3,026,220
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A-/NR)
1,255,000	5.000	12/15/10	1,284,379
1,300,000	4.250	12/15/12	1,326,130
Boyertown Area School District GO Bonds Series 2009 (ASSURED GTY) (AAA/NR)
600,000	4.000	02/01/11	612,654
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/NR)
1,260,000	5.400	11/15/14	1,314,810
Lampeter-Strasburg School District GO Bonds Series 2010 (AA/NR)
1,000,000	2.000	03/01/12	1,015,190
North Penn School District GO Bonds Series 2009 (ASSURED GTY) (NR/Aa3)
1,830,000	4.000	09/01/10	1,856,773
4,185,000	5.000	09/01/11	4,371,986
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (NR/A3)(c)
1,500,000	5.000	06/01/12	1,586,175
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (BBB/NR)(c)
3,000,000	2.250	05/03/10	3,000,990
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (BBB/NR)(c)
2,500,000	2.625	12/03/12	2,533,725
Pennsylvania State Commonwealth GO Bonds Refunding Second Series 2003 A (NATL-RE FGIC) (AA/Aa2)
10,515,000	5.000	07/01/12	11,449,994
Pennsylvania State Commonwealth GO Bonds Refunding Series 2002 (AA/Aa2)
1,850,000	5.500	02/01/13	2,068,762
Pennsylvania State Department of General Services COPS Refunding Series 2001 (AGM) (AAA/Aa3)
250,000	5.000	11/01/12	264,040
Pennsylvania State Higher Educational Facilities Authority RB for State System of Higher Education Series 2006 AE (NATL-RE) (GO OF UNIV) (AA-/Aa3)
2,340,000	5.000	06/15/12	2,532,793

Pittsburgh Water & Sewer Authority RB Refunding Subseries 2009 C-1D (ASSURED GTY) (AAA/NR)(c)
2,000,000	2.625	09/01/12	2,008,560
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (AGM) (AAA/NR)
1,000,000	4.000	05/01/13	1,068,180
Sharon City School District GO Bonds Series 2010 (ASSURED GTY) (AAA/NR)
1,175,000	3.000	05/15/12	1,214,163
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa2)(c)
2,000,000	5.500	09/15/13	2,227,440

			44,762,964

Puerto Rico – 3.0%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (A/NR)
11,365,000	4.750	12/01/15	11,674,810
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa3)
2,500,000	5.000	07/01/12	2,630,550
Puerto Rico Electric Power Authority RB Refunding Series 1999 FF (NATL-RE) (A/A3)
500,000	5.250	07/01/10	504,720
Puerto Rico Electric Power Authority RB Refunding Series 1999 OO (BBB+/A3)
500,000	5.000	07/01/13	541,200
Puerto Rico Highway & Transportation Authority RB Refunding Series 2003 H (AMBAC) (BBB/Baa3)(c)
250,000	5.000	07/01/10	251,563
Puerto Rico Municipal Finance Agency GO Bonds Series 1999 A (AGM) (AAA/Aa3)
120,000	5.750	08/01/12	121,410
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB-/Baa3)(c)
4,965,000	5.000	07/01/12	5,140,910
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (COMWLTH GTD) (BBB-/Baa3)(c)
1,050,000	5.000	07/01/12	1,087,201
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (AMBAC) (BBB-/Ba1)(c)
1,405,000	5.250	02/01/12	1,439,408
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (FGIC) (BBB-/Ba1)(c)
22,010,000	5.250	02/01/12	22,549,025
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (A/Baa1)(c)
4,270,000	5.250	02/01/12	4,374,572

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)

Puerto Rico Sales Tax Financing Corp. RB Series 2009 A (A+/A2)(c)
$20,560,000	5.000%	08/01/11	$21,501,648

			71,817,017

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. RB for Rhode Island University Higher Educational Facilities Series 2000 B (AMBAC) (A+/NR)(a)
5,000,000	5.700	09/15/10	5,168,800
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa3)
1,760,000	6.000	06/01/23	1,782,475

			6,951,275

South Carolina – 1.9%
Beaufort-Jasper South Carolina Water & Sewer Authority RB for Waterworks and Sewer System Series 2010 B (AA/Aa2)(e)
500,000	4.000	03/01/12	528,865
1,255,000	4.000	03/01/13	1,351,321
2,400,000	5.000	03/01/14	2,703,408
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (NATL-RE) (A/A2)
1,075,000	4.000	04/01/11	1,109,905
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (NR/A1)
500,000	5.000	12/01/10	514,440
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/NR)
6,000,000	3.600	02/01/17	6,186,660
Richland County South Carolina GO Bonds Series 2009 A (AA+/Aa2)
1,585,000	5.000	03/01/13	1,766,895
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,615,000	3.000	03/01/13	1,693,424
1,595,000	3.000	03/01/14	1,674,192
Rock Hill South Carolina RB Refunding for Combined Utility System Series 2009 C (ASSURED GTY) (AAA/Aa3)
1,430,000	4.000	01/01/12	1,487,257
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	3.000	08/01/12	991,340
1,080,000	3.500	08/01/13	1,073,272
South Carolina Jobs-Economic Development Authority Hospital RB Refunding for AnMed Health Project Series 2010 (A+/NR)
1,000,000	3.000	02/01/12	1,029,000
South Carolina State GO Bonds for School Facilities Series 2002 A (AA+/Aaa)
10,060,000	5.000	01/01/13	10,867,818

South Carolina State Public Service Authority RB Refunding Series 2009 A (AA-/Aa2)
2,000,000	5.000	01/01/12	2,137,320
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)(a)
2,455,000	6.000	05/15/11	2,537,955
Tobacco Settlement Revenue Management Authority RB Series 2003 (BBB/Baa3)
2,755,000	5.000	06/01/18	2,759,270
York County School District No. 3 GO Bonds Series 2001 (SCSDE) (AA/Aa1)
4,000,000	5.000	03/01/13	4,285,840

			44,698,182

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,250,000	4.250	11/01/14	1,308,612

Tennessee – 2.1%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
665,000	4.500	07/01/10	666,995
Knox County GO Bonds Refunding Series 2003 (AA+/Aa2)
4,500,000	5.000	04/01/13	4,835,520
Lewisburg Industrial Development Board Solid Waste Disposal RB for Waste Management, Inc. Project Series 2006 (BBB/NR)(c)
2,500,000	2.500	07/01/12	2,529,350
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(a)
6,000,000	5.000	12/01/13	6,780,180
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (NATL-RE) (AA/A1)
4,430,000	5.000	10/01/11	4,705,014
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa2)(a)
5,000,000	5.500	10/15/11	5,368,200
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO OF UNIV) (AA/Aa2)
5,000,000	4.500	10/01/12	5,435,100
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2010 A (A/A2)
3,285,000	4.000	07/01/13	3,466,529
Rutherford County GO Bonds Capital Outlay Notes Series 2009 (SP-1+/MIG1)
2,500,000	4.000	04/01/12	2,643,050
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	4.000	06/01/12	5,280,150
5,000,000	5.000	06/01/14	5,565,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)

Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA/NR)
$1,500,000	4.000%	06/01/14	$1,619,565

			48,894,853

Texas – 7.4%
Aledo Texas Independent School District GO Bonds for School Building Series 2006 (PSF-GTD) (AAA/NR)(c)
2,100,000	1.900	08/01/10	2,102,226
Bell County GO Bonds Limited Tax Notes Series 2008 (AA/Aa3)
500,000	4.000	02/15/11	514,180
500,000	4.000	02/15/12	526,025
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,105,000	3.000	02/15/13	1,161,996
1,135,000	3.000	02/15/14	1,197,709
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
1,385,000	5.000	02/15/13	1,534,081
550,000	3.000	02/15/14	580,388
Corpus Christi Texas Utility System RB Series 2005 (AGM) (AAA/Aa3)
1,000,000	5.000	07/15/12	1,077,040
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(d)
7,500,000	0.000	02/15/12	7,336,425
Dallas County Texas Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 A (AMBAC) (BBB+/Baa3)
835,000	4.000	02/15/11	842,072
Dallas Texas Independent School District GO Bonds Refunding Series 2009 (A+/A1)
2,000,000	5.000	02/15/13	2,195,100
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A1)
2,500,000	4.000	11/01/13	2,658,950
2,000,000	4.000	11/01/14	2,121,640
Denton Texas Independent School District GO Bonds for Capital Appreciation Series 2002 (PSF-GTD) (AAA/Aaa)(a)(d)
5,745,000	0.000	08/15/12	2,345,339
Duncanville Independent School District Unlimited Tax GO Bonds for School Building Series 2001 B (PSF-GTD) (AAA/Aaa)(a)
1,000,000	5.250	02/15/12	1,081,330
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa2)
400,000	4.000	03/01/11	412,592
500,000	3.000	03/01/12	518,220
800,000	4.000	03/01/13	860,616
500,000	4.000	03/01/14	542,650

Fort Worth Texas General Purpose GO Bonds Series 2009 (AA+/Aa2)
4,260,000	4.000	03/01/13	4,576,475
Harris County Cultural Education Facilities Finance Corp. RB for Texas Childrens Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,777,255
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA/NR)(c)
3,000,000	5.000	06/01/13	3,280,320
Harris County Cultural Education Facilities Finance Corp. Thermal Utility RB for TECO Project Series 2009 A (AA/Aa3)
1,000,000	5.000	11/15/12	1,084,360
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
300,000	4.000	10/01/12	322,197
1,000,000	4.000	10/01/13	1,087,800
Harris County Texas Tax and Sub Lien RB Refunding Series 2004 B (AGM) (AAA/Aa1)(c)
5,500,000	5.000	08/15/12	5,957,655
Hockley County Texas GO Bonds Series 2009 (ASSURED GTY) (AAA/NR)
1,090,000	4.000	02/15/12	1,139,944
1,050,000	4.000	02/15/13	1,111,341
Houston Texas Water and Sewer System Junior Lien RB Forward Refunding Series 2002 B (AMBAC) (AA/NR)(a)
5,500,000	5.750	12/01/12	6,169,845
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 1991 C (AMBAC) (AA/Aa3)(d)
5,000,000	0.000	12/01/11	4,874,000
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 2002 A (AGM) (AAA/Aa3)(a)
7,775,000	5.000	12/01/12	8,548,301
3,855,000	5.125	12/01/12	4,250,986
9,350,000	5.250	12/01/12	10,340,819
Hurst Euless Bedford Texas Independent School District GO Bonds Refunding for Capital Appreciation Series 1994 (PSF-GTD) (AAA/Aaa)(d)
4,620,000	0.000	08/15/11	4,576,988
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,275,049
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,450,000	5.500	05/15/14	2,792,779
Lubbock GO Bonds Certificates for Texas Waterworks System Series 2008 (AGM) (AAA/Aa3)
1,500,000	5.000	02/15/12	1,604,715
Lubbock GO Bonds for Municipal Drainage Utilities Series 2003 D (NATL-RE) (AA+/Aa3)(a)
8,500,000	5.000	02/15/12	9,143,960
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
7,500,000	5.125	06/01/11	7,756,875

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Midland Texas Certificates of Obligation GO Bonds Series 2007 (NATL-RE) (AA+/Aa2)
$1,155,000	4.000%	03/01/13	$1,233,979
1,255,000	4.000	03/01/14	1,350,719
North East Independent School District GO Bonds Unlimited Tax for Capital Appreciation Series 2007 A (PSF-GTD) (AAA/Aaa)(d)
5,300,000	0.000	08/01/11	5,245,145
North East Independent School District GO Bonds Unlimited Tax Refunding Series 2004 (PSF-GTD) (AAA/Aaa)
13,460,000	5.000	08/01/15	15,134,559
North Texas Municipal Water District RB Refunding for Water System Improvement Series 2009 (AAA/Aa2)
765,000	4.000	09/01/12	817,647
North Texas Tollway Authority RB Refunding System First Tier Series 2008 E-2 (A-/A2)(c)
4,000,000	5.250	01/01/12	4,232,600
North Texas Tollway Authority RB Refunding System First Tier Series 2008 H (A-/A2)(c)
4,000,000	5.000	01/01/13	4,293,480
North Texas Tollway Authority RB Refunding System First Tier Series 2008 L-1 (A-/A2)(c)
2,500,000	5.500	01/01/11	2,575,125
Northside Independent School District GO Bonds for School Building Series 2009 (AA/Aa2)(c)
3,000,000	2.100	06/01/11	3,044,640
Point Isabel Independent School District GO Bonds Unlimited Tax Refunding for School Building Series 1996 (PSF-GTD) (NR/Aaa)(d)
1,000,000	0.000	02/01/13	958,740
San Antonio Texas Hotel Occupancy RB for Capital Appreciation Series 1996 (ETM) (FGIC) (A+/Aa3)(d)
1,120,000	0.000	08/15/11	1,104,331
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,087,930
Tarrant County GO Bonds Limited Tax Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,484,102
Texas Southern University Constitutional Appropriation RB Series 2005 (NR/Aa2)
1,000,000	4.000	10/01/11	1,047,030
Texas State Public Finance Authority GO Bonds Refunding Series 2002 (AA+/Aa1)
5,000,000	5.375	10/01/13	5,504,600
Texas State Public Finance Authority GO Bonds Refunding Series 2008 A (AA+/Aa1)
3,750,000	5.000	10/01/11	3,993,750
Texas Transportation Commission RB Refunding for Central Texas Turnpike System First Tier Series 2009 (BBB+/Baa1)(c)
2,670,000	5.000	02/15/11	2,747,724
University of North Texas Financing System RB Series 2009 A (AA-/Aa3)
515,000	5.000	04/15/12	555,222
1,195,000	5.000	04/15/13	1,320,857

Weatherford Texas Independent School District GO Bonds for School Building RMKT 08/03/09 Series 2002 A (PSF-GTD) (AAA/Aaa)
2,000,000	5.000	02/01/12	2,147,240

			174,159,663

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Senior Lien RB for Matching Fund Loan Notes Series 2004 A (BBB/Baa2)
1,525,000	5.000	10/01/10	1,527,013
1,045,000	5.000	10/01/12	1,109,153
Virgin Islands Public Finance Authority Senior Lien RB Matching Fund Loan Notes Refunding Series 2009 B (BBB/Baa2)
2,500,000	5.000	10/01/13	2,682,325
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa2)
605,000	4.000	07/01/12	626,738
1,285,000	4.000	07/01/13	1,328,716
480,000	4.000	07/01/14	499,137
680,000	4.750	07/01/15	725,675

			8,498,757

Utah – 1.0%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AAA/NR)
1,340,000	4.000	05/01/14	1,444,775
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)
3,000,000	5.000	07/01/12	3,223,800
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,687,193
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	8,211,539
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AAA/Aa3)
1,545,000	4.000	12/01/11	1,626,530
1,615,000	4.000	12/01/12	1,731,829
1,575,000	3.000	12/01/14	1,642,473

			24,568,139

Virginia – 1.6%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,663,595
Fairfax County Virginia Economic Development Authority Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	522,440
Fairfax County Virginia GO Bonds for Public Improvement Series 2009 A (AAA/Aaa)
1,000,000	4.000	04/01/12	1,062,720
Newport News Virginia GO Bonds Series 2009 B (AA/Aa2)
4,315,000	3.000	09/01/13	4,552,454

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)

Richmond Virginia GO Bonds Series 2000 (AGM) (AAA/Aa3)
$5,000,000	5.500%	01/15/15	$5,221,600
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aa1)
2,175,000	3.000	06/01/12	2,271,200
1,000,000	3.000	06/01/13	1,055,200
Virginia Beach Virginia GO Bonds Refunding for Public Improvement Series 2004 B (AAA/Aa1)
1,455,000	5.000	05/01/13	1,621,583
Virginia College Building Authority Educational Facilities RB Prerefunded for 21st Century College Program Series 2004 A (ETM) (AA+/Aa1)
105,000	5.000	02/01/13	116,058
Virginia College Building Authority Educational Facilities RB Unrefunded Balance for 21st Century College Program Series 2004 (AA+/Aa1)
2,395,000	5.000	02/01/13	2,646,523
Virginia State Housing Development Authority Commonwealth Mortgage RB Subseries 2006 F-1 (GO OF AUTH) (AAA/Aaa)
6,000,000	4.000	04/01/12	6,228,960
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,008,065
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2003 C (AA+/Aa1)
1,500,000	5.250	08/01/11	1,592,550
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,309,810
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/Baa1)(c)
2,000,000	4.050	05/01/14	2,130,380

			38,003,138

Washington – 1.6%
Grant County Washington Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (AGM) (AAA/Aa3)
3,000,000	5.375	01/01/12	3,226,920
King County Washington GO Bonds Limited Tax Refunding Series 2009 D (AAA/Aa1)
3,195,000	3.000	12/01/12	3,354,111
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (NATL-RE) (AA-/A1)
1,000,000	4.000	12/01/10	1,020,250
Port of Seattle Washington Passenger Facility Charge RB Series 1998 A (NATL-RE) (A/A2)
5,000,000	5.000	12/01/17	5,039,900
Seattle Washington RB for Municipal Light and Power Improvements Series 2001 (AGM) (AAA/Aa2)
10,340,000	5.250	03/01/11	10,783,690
3,000,000	5.500	03/01/15	3,113,520

Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa3)
2,920,000	6.500	06/01/26	2,993,029
Washington State GO Bonds Refunding Series 1992 A (AA+/Aa1)
1,155,000	6.250	02/01/11	1,209,920
Washington State Various Purpose GO Bonds Refunding Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,853,885
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,582,342

			38,177,567

West Virginia – 0.1%
West Virginia School Building Authority RB Refunding for Capital Improvement Series 2007 A (NATL-RE FGIC) (AA-/A1)
2,475,000	5.000	07/01/10	2,500,146

Wisconsin – 0.9%
Badger Tobacco Asset Securitization Corp. Tobacco Settlement RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(a)
10,000,000	6.000	06/01/12	11,021,400
Green Bay Area Public School District GO Bonds Refunding Series 2009 (NR/Aa2)
250,000	2.500	04/01/11	254,490
Madison Wisconsin Community Development Authority RB for Wisconsin Alumni Research Foundation Project Series 2009 (AAA/NR)
1,530,000	2.500	10/01/12	1,577,812
Wisconsin State GO Bonds Series 2002 G (NATL-RE) (AA/Aa3)
2,500,000	5.000	05/01/12	2,690,375
Wisconsin State GO Bonds Series 2007 B (AGM) (AAA/Aa3)
4,115,000	5.000	05/01/12	4,454,817
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care, Inc. Series 2010 A (A/A3)
1,500,000	5.000	04/15/12	1,574,190
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
260,000	4.125	05/15/10	260,133
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
105,000	4.125	05/15/10	105,053

			21,938,270

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $2,059,264,970)			$2,084,247,026

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Other Municipal Debt Obligation – 0.1%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (NR/Baa1)(c)(f)
$2,000,000	4.950%	09/30/12	$1,580,540
(Cost $2,000,000)

Agency Debentures – 5.9%

FHLB
$35,000,000	1.625%	07/27/11	$35,431,749
10,000,000	1.750	08/22/12	10,085,283
10,000,000	4.625	10/10/12	10,785,367
7,500,000	3.625	05/29/13	7,914,134
15,000,000	3.625	10/18/13	15,808,562
52,500,000	5.250	06/18/14	58,480,606

TOTAL AGENCY DEBENTURES
(Cost $137,808,714)			$138,505,701

Short-Term Investments – 4.7%

Alaska – 0.2%
Valdez Alaska Marine Terminal VRDN RB Refunding for Exxon Pipeline Co. Project Series 1993 B (A-1+/VMIG1)(b)
$4,500,000	0.320%	04/01/10	$4,500,000

Connecticut – 0.1%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2001 V-2 (A-1+/VMIG1)(b)
2,000,000	0.270	04/01/10	2,000,000

Delaware – 0.2%
University of Delaware VRDN RB Series 2004 B (A-1/NR)(b)
4,025,000	0.350	04/01/10	4,025,000

Illinois – 0.6%
Chicago Illinois Sales Tax VRDN RB Refunding RMKT 07/17/08 Series 2002 (A-1+/VMIG1)(b)
11,900,000	0.280	04/01/10	11,900,000
Chicago Illinois VRDN GO Bonds Project and Refunding Series 2003 B-1 (A-1+/Aa3)(b)
1,400,000	0.280	04/01/10	1,400,000

			13,300,000

Louisiana – 0.5%
East Baton Rouge Parish Louisiana VRDN PCRB Refunding for Exxon Project Series 1989 (A-1+/P-1)(b)
11,500,000	0.240	04/01/10	11,500,000

Massachusetts – 0.5%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Harvard University Series 1999 R (GO OF INSTN) (A-1+/VMIG1)(b)
6,900,000	0.270	04/01/10	6,900,000

Massachusetts State Health & Educational Facilities Authority VRDN RB for Tufts University Series 2008 N2 (A-1/VMIG1)(b)
5,800,000	0.270	04/01/10	5,800,000

			12,700,000

Mississippi – 1.1%
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1992 (NR/VMIG1)(b)
1,000,000	0.280	04/01/10	1,000,000
Jackson County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (NR/VMIG1)(b)
8,200,000	0.270	04/01/10	8,200,000
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 E (NR/VMIG1)(b)
18,100,000	0.340	04/01/10	18,100,000

			27,300,000

New Hampshire – 0.4%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 A (A-1+/VMIG1)(b)
8,600,000	0.270	04/01/10	8,600,000
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Series 2007 B (A-1+/VMIG1)(b)
2,000,000	0.270	04/01/10	2,000,000
New Hampshire Health & Education Facilities Authority VRDN RB for University of New Hampshire Series 2005 B-1 (A-1/VMIG1)(b)
150,000	0.290	04/01/10	150,000

			10,750,000

New York – 0.7%
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second Generation Resolution Series 2008 BB-1 (A-1/VMIG1)(b)
1,900,000	0.290	04/01/10	1,900,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Subseries 2008 B-3 (A-1+/VMIG1)(b)
1,000,000	0.290	04/01/10	1,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(b)
7,000,000	0.350	04/01/10	7,000,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-D (LIQ – Landesbank Hessen-Thuringen) (A-1+/VMIG1)(b)
300,000	0.290	04/01/10	300,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC – JPMorgan Chase Bank, NA) (A-1+/VMIG1)(b)
200,000	0.250	04/01/10	200,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
New York – (continued)

New York State Dormitory Authority VRDN RB for Cornell University Series 2008 C (A-1/VMIG1)(b)
$6,350,000	0.290%	04/01/10	$6,350,000

			16,750,000

Texas – 0.4%
Gulf Coast Waste Disposal Authority VRDN PCRB Refunding for Amoco Oil Co. Project RMKT 12/07/06 Series 1992 (A-1+/VMIG1)(b)
3,200,000	0.320	04/01/10	3,200,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for Exxon Mobil Project Subseries 2008 A-3 (NR/VMIG1)(b)
300,000	0.320	04/01/10	300,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
5,430,000	0.360	04/01/10	5,430,000

			8,930,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $111,755,000)			$111,755,000

Shares	Rate	Value

Investment Company – 1.5%

Blackrock Municipal Bond Fund – Institutional Shares(b)
35,728,672	0.159%	$35,728,672
(Cost $35,728,672)

TOTAL INVESTMENTS – 100.5%
(Cost $2,346,557,356)		$2,371,816,939

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(11,757,094)

NET ASSETS – 100.0%		$2,360,059,845

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2010.

(d)	Issued with zero coupon. Income is recognized through the accretion of discount.

(e)	When-issued security.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,911,709, which represents approximately 0.4% of net assets as of March 31, 2010.

(g)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. -Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
BHAC	—	Insured by Berkshire Hathaway Assurance Corp.
CIFG	—	CIFC Assurance North America, Inc.
CNTY GTD	—	County Guaranteed
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLB	—	Federal Home Loan Bank
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF CORP	—	General Obligation of Corporation
GO OF INSTN	—	General Obligation of Institution
GO OF UNIV	—	General Obligation of University
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
RMKT	—	Remarketed
SCH BD GTY	—	School Bond Guaranty
SCH BD RES FD	—	School Bond Reserve Fund
SCSDE	—	South Carolina State Department of Education
SD CRED PROG	—	School District Credit Program
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.
XLCA-ICR	—	Insured by XL Capital Assurance, Inc. - Insured Custodial Receipts

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investor Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2010

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Assets:

Investments in securities, at value (identified cost $3,913,292,292, $621,441,628 and $2,346,557,356, respectively)	$3,632,581,754	$629,146,403	$2,371,816,939
Cash	6,289,533	328,749	3,320,274
Receivables:
Interest and dividends, net of allowances	67,012,856	9,705,381	24,836,837
Fund shares sold	11,920,832	1,375,628	12,334,389
Investment securities sold	9,532,134	540,000	1,519,945
Swap contracts, at value	669,742	—	—
Reimbursement from investment adviser	17,294	10,920	51,172
Other assets	30,696	5,367	18,734

Total assets	3,728,054,841	641,112,448	2,413,898,290

Liabilities:

Payables:
Investment securities purchased	28,847,533	2,887,350	34,927,781
Income distribution	6,906,580	799,304	1,294,839
Fund shares redeemed	4,186,358	1,350,438	16,434,190
Amounts owed to affiliates	1,998,407	440,194	1,096,790
Due to broker — collateral for swap contract	500,000	—	—
Accrued expenses	126,127	60,362	84,845

Total liabilities	42,565,005	5,537,648	53,838,445

Net Assets:

Paid-in capital	5,190,901,205	663,709,257	2,347,461,841
Accumulated undistributed net investment income	23,679,022	139,979	260,902
Accumulated net realized loss from investment and swap transactions	(1,249,049,595)	(35,979,211)	(12,922,481)
Net unrealized gain (loss) on investments and swap contract	(280,040,796)	7,704,775	25,259,583

NET ASSETS	$3,685,489,836	$635,574,800	$2,360,059,845

Net Assets:
Class A	$438,134,435	$398,646,296	$982,296,771
Class B	21,082,967	9,480,387	314,430
Class C	118,070,124	26,645,394	41,958,591
Institutional	3,108,202,310	200,595,779	1,291,972,229
Service	—	206,944	43,517,824

Total Net Assets	$3,685,489,836	$635,574,800	$2,360,059,845

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	51,876,297	26,873,086	93,874,482
Class B	2,496,412	639,114	30,082
Class C	13,981,054	1,795,883	4,010,373
Institutional	367,998,046	13,526,531	123,522,718
Service	—	13,882	4,162,160

Net asset value, offering and redemption price per share:(a)
Class A	$8.45	$14.83	$10.46
Class B	8.45	14.83	10.45
Class C	8.45	14.84	10.46
Institutional	8.45	14.83	10.46
Service	—	14.91	10.46

(a)	Maximum public offering price per share for Class A Shares of High Yield Municipal Fund (NAV per share multiplied by 1.0471) is $8.85, for Class A Shares of Municipal Income Fund (NAV per share multiplied by 1.0390) is $15.41 and for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0152) is $10.62. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2010

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$201,310,599	$31,934,875	$37,643,801
Dividends	135,195	32,358	82,636

Total investment income	201,445,794	31,967,233	37,726,437

Expenses:

Management fees	15,651,431	3,309,199	5,687,646
Distribution and Service fees(a)	3,563,699	1,257,984	1,919,349
Transfer Agent fees(a)	2,100,656	601,979	1,198,124
Professional fees	162,752	91,808	100,440
Custody and accounting fees	160,584	41,113	68,831
Printing and mailing costs	132,765	60,775	73,507
Registration fees	111,397	97,911	117,685
Trustee fees	17,336	16,238	16,816
Service Share fees — Service Plan	—	620	17,958
Service Share fees — Shareholder Administration Plan	—	620	17,958
Other	93,075	32,555	39,113

Total expenses	21,993,695	5,510,802	9,257,427

Less — expense reductions	(560,518)	(617,339)	(911,526)

Net expenses	21,433,177	4,893,463	8,345,901

NET INVESTMENT INCOME	180,012,617	27,073,770	29,380,536

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(133,781,660)	(6,807,607)	78,678
Swap contract	302,500	—	—
Net change in unrealized gain on:
Investments	629,028,582	66,056,058	21,397,918
Swap contract	710,083	—	—

Net realized and unrealized gain from investment and swap transactions	496,259,505	59,248,451	21,476,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$676,272,122	$86,322,221	$50,857,132

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
High Yield Municipal	$2,251,173	$232,303	$1,080,223	$1,170,598	$30,199	$140,427	$759,432	$—
Municipal Income	918,411	106,277	233,296	477,747	13,817	30,331	79,985	99
Short Duration Tax-Free	1,622,101	4,186	293,062	843,350	544	38,096	313,262	2,872

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the		For the
	Fiscal Year Ended		Fiscal Year Ended
	March 31, 2010		March 31, 2009

From operations:

Net investment income	$180,012,617		$218,868,963
Net realized gain (loss) from investment and swap transactions	(133,479,160)		(889,662,128)
Net change in unrealized gain (loss) on investments and swap contract	629,738,665		(286,080,561)

Net increase (decrease) in net assets resulting from operations	676,272,122		(956,873,726)

Distributions to shareholders:

From net investment income
Class A Shares	(53,441,504)		(104,294,218)
Class B Shares	(1,188,990)		(1,691,389)
Class C Shares	(5,486,251)		(6,465,376)
Institutional Shares	(113,764,895)		(102,220,692)
Service Shares	—		—

Total distributions to shareholders	(173,881,640)		(214,671,675)

From share transactions:

Proceeds from sales of shares	2,938,305,583		778,763,548
Reinvestment of distributions	106,002,066		158,572,380
Cost of shares redeemed	(1,895,616,960	)(a)	(3,303,662,493	)(b)

Net increase (decrease) in net assets resulting from share transactions	1,148,690,689		(2,366,326,565)

TOTAL INCREASE (DECREASE)	1,651,081,171		(3,537,871,966)

Net assets:

Beginning of year	2,034,408,665		5,572,280,631

End of year	$3,685,489,836		$2,034,408,665

Accumulated undistributed net investment income	$23,679,022		$17,861,946

(a)	Net of $188,603 and $18,680 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

(b)	Net of $600,648 and $14,434 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund				Short Duration Tax-Free Fund
For the		For the		For the	For the
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended
March 31, 2010		March 31, 2009		March 31, 2010	March 31, 2009

$27,073,770		$29,147,447		$29,380,536	$13,836,484
(6,807,607)		(18,744,364)		78,678	(667,454)
66,056,058		(42,352,004)		21,397,918	82,894

86,322,221		(31,948,921)		50,857,132	13,251,924

(16,180,019)		(16,476,268)		(11,896,199)	(6,318,117)
(389,317)		(408,380)		(5,868)	(12,717)
(851,918)		(764,214)		(331,255)	(222,838)
(9,500,008)		(11,295,414)		(16,839,355)	(7,248,848)
(10,462)		(11,281)		(100,271)	(1,462)

(26,931,724)		(28,955,557)		(29,172,948)	(13,803,982)

210,686,438		323,338,940		2,662,945,263	597,148,312
17,288,517		18,576,118		20,225,440	10,884,543
(203,176,485	)(a)	(410,407,608	)(b)	(926,172,187)	(388,619,858)

24,798,470		(68,492,550)		1,756,998,516	219,412,997

84,188,967		(129,397,028)		1,778,682,700	218,860,939

551,385,833		680,782,861		581,377,145	362,516,206

$635,574,800		$551,385,833		$2,360,059,845	$581,377,145

$139,979		$48,262		$260,902	$161,107

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-Diversified

High Yield Municipal	A, B, C and Institutional Shares	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional and Service Shares	Diversified

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Prior to July 29, 2009, the maximum front-end sales charges for the Municipal Income and Short Duration Tax-Free Funds were 4.50% and 2.00%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — All classes of the High Yield Municipal and Municipal Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 and 30 calendar days or less, respectively. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Daily/Monthly	Annually

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

H. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Funds invest in the following types of swaps:
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.50	*

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.39	0.35	*

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rate. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
For the fiscal year ended March 31, 2010, Goldman Sachs has voluntarily agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of Short Duration Tax-Free Fund. Goldman Sachs may modify or terminate this waiver in the future at its discretion.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

High Yield Municipal	$124,800	$—	$—

Municipal Income	93,500	—	—	*

Short Duration Tax-Free	49,500	—	—

*	Amount rounds to less than $100.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Funds that offer Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitation for each Fund as an annual percentage rate of average daily net assets is 0.004%. These expense limitations may be modified or terminated at any time at the option of GSAM. Additionally,

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

	Fee Waivers
		Class B
		Distribution	Other	Total
	Management	and	Expenses	Expense
Fund	Fee	Service Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$561	$561

Municipal Income	301	—	316	617

Short Duration Tax-Free	553	1	358	912

As of March 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$1,621	$210	$167	$1,998

Municipal Income	270	115	55	440

Short Duration Tax-Free	684	258	155	1,097

G. Line of Credit Facility — As of March 31, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2010, the Funds did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of March 31, 2010:

High Yield Municipal	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$3,466,179,461	$552,016
Common Stock and/or Other Equity Investments	195,725	—	—
Short-term Investments	73,712,352	91,942,200	—
Derivatives	—	669,742	—

Total	$73,908,077	$3,558,791,403	$552,016

Municipal Income	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$603,624,503	$—
Short-term Investments	6,721,900	18,800,000	—

Total	$6,721,900	$622,424,503	$—

Short Duration Tax-Free	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$2,085,827,566	$—
U.S. Government Agency Obligations	—	138,505,701	—
Short-term Investments	35,728,672	111,755,000	—

Total	$35,728,672	$2,336,088,267	$—

The following is a reconciliation of Level 3 investments in the High Yield Municipal Fund for the fiscal year ended March 31, 2010:

Municipal
Level 3	Debt Obligations

Beginning Balance as of April 1, 2009	$1,463,266

Realized gain (loss)	—

Unrealized gain (loss) relating to instruments still held at reporting date	—

Net purchases (sales)	—

Net transfers in and/or out of Level 3	(911,250)

Ending Balance as of March 31, 2010	$552,016

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following table sets forth the gross value of the High Yield Municipal Fund’s derivative contracts for trading activities by certain risk types as of March 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

		Derivative
Risk	Statements of Assets and Liabilities Location	Assets

Credit	Receivable for swap contract, at value	$669,742

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended March 31, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Net
		Net	Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Credit	Net realized gain (loss) from swap contract/ Net change in unrealized gain (loss) on swap contract	$302,500	$710,083	1

(a)	Average number of contracts is based on the average of quarter end balances for the fiscal year ended March 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2010, were as follows:

			Sales and
Fund	Purchases		Maturities

High Yield Municipal	$1,933,160,403		$864,191,988

Municipal Income	128,563,635		114,153,966

Short Duration Tax-Free	1,779,875,620	*	142,126,730

*	Includes purchases of U.S. Government Agency Obligations in the amount of $138,349,344.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	High		Short
	Yield	Municipal	Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$1,040,521	$39,602	$1,340,551
Tax-exempt income	172,841,119	26,892,122	27,832,397

Total distributions	$173,881,640	$26,931,724	$29,172,948

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	High		Short
	Yield	Municipal	Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$1,887,542	$76,327	$1,236
Tax-exempt income	212,784,133	28,879,230	13,802,746

Total distributions	$214,671,675	$28,955,557	$13,803,982

As of March 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	High		Short
	Yield	Municipal	Duration
	Municipal	Income	Tax-Free

Undistributed tax-exempt income — net	$16,997,899	$605,921	$1,419,705

Capital loss carryforward:[1]
Expiring 2011	—	(872,080)	—
Expiring 2012	—	(873,613)	(2,563,121)
Expiring 2013	—	—	(3,111,685)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)
Expiring 2018	(431,124,617)	(11,494,807)	(451,870)

Total capital loss carryforward	$(1,207,405,864)	$(35,250,972)	$(12,914,164)

Timing differences (post-October losses/income distribution payable/defaulted bond income)	(12,612,341)	(1,527,521)	(1,303,157)
Unrealized gains (losses) — net	(302,391,063)	8,038,115	25,395,620

Total accumulated gains (losses) — net	$(1,505,411,369)	$(28,134,457)	$12,598,004

[1]	Expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	High		Short
	Yield	Municipal	Duration
	Municipal	Income	Tax-Free

Tax cost	$3,935,945,059	$621,108,288	$2,346,421,319

Gross unrealized gain	199,114,191	30,469,950	29,550,193
Gross unrealized loss	(502,477,496)	(22,431,835)	(4,154,573)

Net unrealized security gain (loss)	$(303,363,305)	$8,038,115	$25,395,620
Net unrealized gain on other investments	972,242	—	—

Net unrealized gain (loss)	$(302,391,063)	$8,038,115	$25,395,620

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments and the accretion of market discount.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the difference in tax treatment relating to the recognition of income and gains (losses) on certain bonds.

	Accumulated	Accumulated
	Net Realized	Undistributed Net
Fund	Loss	Investment Income

High Yield Municipal	$313,901	$(313,901)

Municipal Income	50,329	(50,329)

Short Duration Tax-Free	107,793	(107,793)

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENT

Other than the item discussed below, subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	68,343,839	$525,435,645	41,492,426	$356,489,738
Shares converted from Class B(a)	179,620	1,452,695	284,990	2,420,415
Reinvestment of distributions	4,587,049	35,690,374	9,160,119	77,731,768
Shares redeemed	(171,161,511)	(1,408,772,269)	(186,451,130)	(1,595,828,271)

	(98,051,003)	(846,193,555)	(135,513,595)	(1,159,186,350)

Class B Shares
Shares sold	190,051	1,457,937	310,927	2,605,711
Shares converted to Class A(a)	(179,620)	(1,452,695)	(284,990)	(2,420,415)
Reinvestment of distributions	121,259	956,065	159,187	1,310,430
Shares redeemed	(879,889)	(7,024,151)	(1,448,591)	(11,776,822)

	(748,199)	(6,062,844)	(1,263,467)	(10,281,096)

Class C Shares
Shares sold	2,678,623	21,455,273	2,670,814	23,033,093
Reinvestment of distributions	482,565	3,818,443	531,342	4,387,116
Shares redeemed	(2,630,085)	(20,940,504)	(6,387,999)	(53,526,263)

	531,103	4,333,212	(3,185,843)	(26,106,054)

Institutional Shares
Shares sold	292,910,668	2,389,956,728	45,701,434	396,635,006
Reinvestment of distributions	8,125,850	65,537,184	8,794,794	75,143,066
Shares redeemed	(57,125,260)	(458,880,036)	(194,339,626)	(1,642,531,137)

	243,911,258	1,996,613,876	(139,843,398)	(1,170,753,065)

NET INCREASE (DECREASE)	145,643,159	$1,148,690,689	(279,806,303)	$(2,366,326,565)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,185,900	$132,617,354	12,184,091	$166,636,098
Shares converted from Class B(a)	70,260	1,028,057	30,212	414,425
Reinvestment of distributions	919,946	13,279,995	986,546	13,649,953
Shares redeemed	(8,165,596)	(116,999,100)	(15,814,979)	(217,945,356)

	2,010,510	29,926,306	(2,614,130)	(37,244,880)

Class B Shares
Shares sold	110,859	1,584,488	262,037	3,568,431
Shares converted to Class A(a)	(70,260)	(1,028,057)	(30,203)	(414,425)
Reinvestment of distributions	20,060	289,293	19,789	273,199
Shares redeemed	(190,830)	(2,770,018)	(277,723)	(3,799,133)

	(130,171)	(1,924,294)	(26,100)	(371,928)

Class C Shares
Shares sold	546,653	7,925,988	704,489	9,638,051
Reinvestment of distributions	41,557	600,685	37,323	514,371
Shares redeemed	(283,411)	(4,119,005)	(648,901)	(8,800,036)

	304,799	4,407,668	92,911	1,352,386

Institutional Shares
Shares sold	4,765,135	68,553,420	10,327,393	143,496,338
Reinvestment of distributions	215,735	3,117,717	296,687	4,137,927
Shares redeemed	(5,481,121)	(79,232,601)	(13,391,562)	(179,528,868)

	(500,251)	(7,561,464)	(2,767,482)	(31,894,603)

Service Shares
Shares sold	381	5,188	2	22
Reinvestment of distributions	57	827	48	668
Shares redeemed	(3,739)	(55,761)	(22,400)	(334,215)

	(3,301)	(49,746)	(22,350)	(333,525)

NET INCREASE (DECREASE)	1,681,586	$24,798,470	(5,337,151)	$(68,492,550)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2010		March 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	103,632,204	$1,079,170,770	33,166,994	$337,980,871
Shares converted from Class B(a)	1,209	12,422	1,194	12,272
Reinvestment of distributions	860,216	8,959,669	522,675	5,325,430
Shares redeemed	(40,224,280)	(419,214,830)	(19,944,518)	(202,540,971)

	64,269,349	668,928,031	13,746,345	140,777,602

Class B Shares
Shares sold	—	—	14	162
Shares converted to Class A(a)	(1,211)	(12,422)	(1,196)	(12,272)
Reinvestment of distributions	410	4,257	856	8,723
Shares redeemed	(13,096)	(137,077)	(17,490)	(177,950)

	(13,897)	(145,242)	(17,816)	(181,337)

Class C Shares
Shares sold	2,905,076	30,243,709	1,316,522	13,399,964
Reinvestment of distributions	21,030	218,743	13,684	139,399
Shares redeemed	(610,693)	(6,363,473)	(292,938)	(2,979,772)

	2,315,413	24,098,979	1,037,268	10,559,591

Institutional Shares
Shares sold	145,002,863	1,510,047,555	24,075,610	245,765,511
Reinvestment of distributions	1,050,171	10,942,528	531,096	5,409,529
Shares redeemed	(47,913,715)	(500,431,821)	(18,010,172)	(182,921,165)

	98,139,319	1,020,558,262	6,596,534	68,253,875

Service Shares
Shares sold	4,149,690	43,483,229	179	1,804
Reinvestment of distributions	9,571	100,243	143	1,462
Shares redeemed	(2,390)	(24,986)	—	—

	4,156,871	43,558,486	322	3,266

NET INCREASE	168,867,055	$1,756,998,516	21,362,653	$219,412,997

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$7.00	$0.48	$1.43	$1.91	$(0.46)	$—	$(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)	—	(0.49)

2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)	—	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		total expenses		total expenses
			to average		to average		to average		to average
			net assets		net assets		net assets		net assets		Ratio of
		Net assets,	including		excluding		including		excluding		net investment
Net asset		end of	interest		interest		interest		interest		income		Portfolio
value, end	Total	period	expense		expense		expense		expense		to average		turnover
of period	return(b)	(in 000s)	and fees		and fees		and fees		and fees		net assets		rate

$8.45	27.93%	$438,134	0.91%		0.91%		0.93%		0.93%		6.15%		31%
8.45	26.99	21,083	1.66		1.66		1.68		1.68		5.33		31
8.45	26.84	118,070	1.66		1.66		1.68		1.68		5.28		31
8.45	28.37	3,108,202	0.57		0.57		0.59		0.59		6.18		31

7.00	(23.97)	1,049,054	0.91		0.91		0.93		0.93		5.76		57
7.00	(24.55)	22,705	1.66		1.66		1.68		1.68		5.08		57
7.00	(24.55)	94,113	1.66		1.66		1.68		1.68		5.09		57
7.00	(23.71)	868,537	0.57		0.57		0.59		0.59		6.08		57

9.77	(7.45)	2,787,779	0.91	(c)	0.90	(c)	0.93	(c)	0.92	(c)	5.07	(c)	16
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	1.68	(c)	1.67	(c)	4.30	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	1.68	(c)	1.67	(c)	4.31	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	0.59	(c)	0.58	(c)	5.42	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		1.02		0.93		4.50		56
10.78	(3.00)	53,384	1.75		1.66		1.77		1.68		3.76		56
10.78	(3.00)	200,199	1.75		1.66		1.77		1.68		3.76		56
10.78	(1.92)	3,738,472	0.64		0.55		0.66		0.57		4.86		56

11.57	9.05	3,569,963	1.07		0.92		1.11		0.96		4.64		32
11.57	8.24	57,902	1.82		1.67		1.86		1.71		3.90		32
11.57	8.24	160,180	1.82		1.67		1.85		1.70		3.88		32
11.57	9.45	3,483,350	0.71		0.56		0.74		0.59		5.02		32

11.11	6.99	2,264,580	1.13		0.97		1.15		0.99		4.78		26
11.11	6.20	49,299	1.88		1.72		1.91		1.75		4.05		26
11.11	6.20	87,466	1.88		1.72		1.90		1.74		4.03		26
11.11	7.31	2,540,339	0.74		0.58		0.76		0.60		5.16		26

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net		Distributions
	Net asset		realized		to shareholders
	value,	Net	and	Total from	from net
	beginning	investment	unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$13.39	$0.64	$1.43	$2.07	$(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses		net expenses		total expenses		total expenses
			to average		to average		to average		to average
			net assets		net assets		net assets		net assets		Ratio of
Net asset		Net assets,	including		excluding		including		excluding		net investment
value,		end of	interest		interest		interest		interest		income		Portfolio
end of	Total	period	expense		expense		expense		expense		to average		turnover
period	return(b)	(in 000s)	and fees		and fees		and fees		and fees		net assets		rate

$14.83	15.73%	$398,646	0.88%		0.88%		0.98%		0.98%		4.42%		20%
14.83	14.77	9,480	1.63		1.63		1.73		1.73		3.69		20
14.84	14.86	26,645	1.63		1.63		1.73		1.73		3.67		20
14.83	16.12	200,596	0.54		0.54		0.64		0.64		4.77		20
14.91	15.44	207	1.04		1.04		1.14		1.14		4.25		20

13.39	(4.28)	333,034	0.88		0.88		0.98		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.63		1.73		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.63		1.73		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.54		0.64		0.64		4.89		49
13.47	(4.39)	231	1.04		1.04		1.14		1.14		4.39		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	1.01	(c)	1.00	(c)	4.19	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.44	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.46	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	0.67	(c)	0.66	(c)	4.53	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	1.17	(c)	1.16	(c)	4.03	(c)	19

15.23	0.31	381,697	0.96		0.90		1.07		1.01		3.99		31
15.24	(0.43)	12,210	1.71		1.65		1.82		1.76		3.24		31
15.24	(0.43)	14,783	1.71		1.65		1.82		1.76		3.24		31
15.23	0.67	289,188	0.60		0.54		0.71		0.65		4.37		31
15.32	0.13	606	1.10		1.04		1.21		1.15		3.85		31

15.80	5.59	302,271	1.00		0.90		1.16		1.07		4.05		19
15.81	4.87	11,698	1.75		1.65		1.92		1.82		3.31		19
15.81	4.80	9,777	1.75		1.65		1.91		1.82		3.30		19
15.80	5.98	152,070	0.63		0.53		0.79		0.70		4.42		19
15.90	5.51	671	1.13		1.03		1.29		1.20		3.90		19

15.59	3.55	240,123	1.00		0.93		1.16		1.09		3.99		37
15.59	2.78	13,783	1.75		1.68		1.91		1.84		3.25		37
15.60	2.85	7,873	1.75		1.68		1.91		1.84		3.24		37
15.59	4.02	128,311	0.61		0.54		0.77		0.70		4.37		37
15.68	3.49	315	1.11		1.04		1.27		1.20		3.88		37

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
			Net		Distributions
	Net asset		realized		to shareholders
	value,	Net	and	Total from	from net
	beginning	investment	unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,

2010 - A	$10.25	$0.19	$0.23	$0.42	$(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)

2009 - A	10.25	0.30	— (c)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (c)	0.34	(0.34)
2009 - Service	10.24	0.29	— (c)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund Shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

					Ratio of		Ratio of
Net asset		Net assets,	Ratio of		total		net investment
value,		end of	net expenses		expenses		income		Portfolio
end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.46	4.09%	$982,297	0.73%		0.79%		1.84%		11%
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

10.25	2.24	162,590	0.73	(d)	0.95	(d)	3.21	(d)	19
10.24	1.99	633	1.33	(d)	1.70	(d)	2.65	(d)	19
10.25	1.93	6,742	1.48	(d)	1.70	(d)	2.48	(d)	19
10.25	2.39	192,500	0.39	(d)	0.61	(d)	3.57	(d)	19
10.24	2.18	51	0.89	(d)	1.11	(d)	3.06	(d)	19

10.16	2.86	126,888	0.75		0.89		3.27		52
10.15	2.25	988	1.35		1.64		2.67		52
10.16	2.10	4,549	1.50		1.64		2.54		52
10.16	3.34	207,801	0.39		0.53		3.66		52
10.15	2.72	50	0.89		1.03		3.14		52

10.20	3.09	118,460	0.76		0.91		2.85		55
10.19	2.48	1,884	1.36		1.66		2.25		55
10.20	2.33	6,297	1.51		1.66		2.10		55
10.19	3.48	200,543	0.39		0.54		3.23		55
10.19	2.96	56	0.89		1.04		2.74		55

10.20	0.56	147,425	0.78		0.91		2.37		46
10.19	(0.04)	2,612	1.38		1.66		1.77		46
10.20	(0.19)	9,440	1.53		1.66		1.61		46
10.19	0.86	308,255	0.39		0.52		2.77		46
10.19	0.45	55	0.89		1.02		2.27		46

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated January 16, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 21, 2010

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional and Service Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		Ended	Account Value	Account Value		Ended	Account Value	Account Value		Ended
Share Class	10/01/09	3/31/10		3/31/10*	10/01/09	3/31/10		3/31/10*	10/01/09	3/31/10		3/31/10*
Class A
Actual	$1,000	$1,016.50		$4.63	$1,000	$1,005.10		$4.40	$1,000	$1,009.20		$3.66
Hypothetical 5% return	1,000	1,020.34	+	4.63	1,000	1,020.54	+	4.43	1,000	1,021.29	+	3.68

Class B
Actual	1,000	1,012.80		8.38	1,000	1,001.40		8.13	1,000	1,005.20		6.70
Hypothetical 5% return	1,000	1,016.60	+	8.40	1,000	1,016.80	+	8.20	1,000	1,018.25	+	6.74

Class C
Actual	1,000	1,011.60		8.38	1,000	1,002.10		8.14	1,000	1,005.40		7.40
Hypothetical 5% return	1,000	1,016.60	+	8.40	1,000	1,016.80	+	8.20	1,000	1,017.55	+	7.44

Institutional
Actual	1,000	1,018.30		2.92	1,000	1,007.50		2.70	1,000	1,010.90		1.96
Hypothetical 5% return	1,000	1,022.04	+	2.92	1,000	1,022.24	+	2.72	1,000	1,022.99	+	1.97

Service
Actual	N/A	N/A		N/A	1,000	1,004.90		5.20	1,000	1,008.30		4.21
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.75	+	5.24	1,000	1,020.74	+	4.23

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

High Yield Municipal	0.91%	1.66%	1.66%	0.57%	N/A
Municipal Income	0.88	1.63	1.63	0.54	1.04%
Short Duration Tax-Free	0.73	1.33	1.48	0.39	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2010.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2010, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

For the fiscal year ended March 31, 2010, 99.41%, 99.86%, and 95.41% of the distributions from net investment income paid by the Goldman Sachs High Yield Municipal Fund, the Goldman Sachs Municipal Income Fund, and the Goldman Sachs Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money
Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide.
Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Investors should consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing or sending money. The prospectus contains this and other information about the Funds.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2010 Goldman, Sachs & Co. All rights reserved.  36115.MF.TMPL MFIAR10 / 29.2K / 5-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,655,758	$2,735,367	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$116,245	$257,222	Other attest services.

Tax Fees:

• PwC	$729,246	$655,950	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2010 and 2009, $74,833 and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2010 and March 31, 2009 were approximately $845,491 and $913,172 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Trust

Date:	June 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 3, 2010